COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Becker Value Equity Fund
(a series of Unified Series Trust)

INTO

Becker Value Equity Fund
(a series of Professionally Managed Portfolios)

And

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

July 12, 2012

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Becker Value Equity Fund

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street Suite 300
Indianapolis, Indiana 46208

July 11, 2012

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Becker Value Equity Fund (the “Existing Fund”), a series of the Unified Series Trust.  We are pleased to announce that after careful consideration, Becker Capital Management, Inc. (“Becker”), the Existing Fund’s investment adviser, recommended, and the Unified Series Trust Board approved, the reorganization of the Existing Fund into a new series (“New Fund”) of Professionally Managed Portfolios (the “Reorganization”).  The proposed Reorganization will not result in a change in the investment adviser to the Existing Fund, or any material change to the Existing Fund’s investment objective, strategies, or investment policies, or its expense ratio.

A Special Meeting of Shareholders of the Existing Fund is to be held at 10:00 a.m. Central time on August 22, 2012, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As further explained in the enclosed information statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization and Termination, your current shares in the Becker Value Equity Fund will be exchanged for shares of a new series of Professionally Managed Portfolios at the closing of the Reorganization.  This exchange is expected to be a tax-free exchange for shareholders. You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing.  Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the Reorganization.

The Reorganization will also not result in any increase in the advisory fees payable by the New Fund as compared to the advisory fees that are currently paid by the Existing Fund nor in any increase in the expense ratio for the New Fund as compared to the Existing Fund.  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the tax-free exchange of their shares.  A 1.00% redemption fee currently applies to all shares of the Existing Fund redeemed within 30 days of purchase.  The New Fund will also charge a similar redemption fee, but no redemption fee will be charged in connection with the Reorganization.

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If Existing Fund shareholders approve the Reorganization, the Reorganization will take effect on or about August 27, 2012.  At that time, the Retail Class or Institutional Class shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for Retail Class shares or Institutional Class shares of the New Fund with the same aggregate value, as follows:

Unified Series Trust		Professionally Managed Portfolios
Existing Fund	à	New Fund
Retail Class shares	à	Retail Class shares
Institutional Class shares	à	Institutional Class shares

The Board of Trustees of Unified Series Trust, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Becker Capital Management, subject to approval by the Existing Fund’s shareholders.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference.  Shareholder approval is required to effect the Reorganization which is expected to close on or about August 24, 2012.

Sincerely,

/s/ Stephanie L. Moyer

Stephanie L. Moyer, Chief Compliance Officer

Becker Capital Management, Inc.

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UNIFIED SERIES TRUST
Becker Value Equity Fund

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 22, 2012.

To the Shareholders of the Becker Value Equity Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Becker Value Equity Fund (the “Existing Fund”), a series of Unified Series Trust, is to be held at 10:00 a.m. Central time on August 22, 2012, at Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization and Termination (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the new Becker Value Equity Fund (the “New Fund”), a series of Professionally Managed Portfolios.  The New Fund is a newly created series of Professionally Managed Portfolios.

The transfer effectively would be an exchange of your Retail and Institutional Class shares of the Existing Fund for, respectively, Retail and Institutional Class shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of all of the known and disclosed liabilities of the Existing Fund, as follows:

Unified Series Trust		Professionally Managed Portfolios
Existing Fund	à	New Fund
Retail Class shares	à	Retail Class shares
Institutional Class shares	à	Institutional Class shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on June 26, 2012, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice unless a new record date is established for the adjourned meeting and the adjourned meeting is held more than 60 days from the date set for the original meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Existing Fund on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Unified Series Trust,

/s/ Tara Pierson

Tara Pierson, Secretary
July 11, 2012

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Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 22, 2012 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.eproxy.com/becker. On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote through the internet, by visiting the website address on your proxy card, or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Becker Value Equity Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so.

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UNIFIED SERIES TRUST
Becker Value Equity Fund

Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: July 11, 2012

Question:  What is this document and why did you send it to me?

Answer:  The attached document is a proxy statement for the Becker Value Equity Fund (the “Existing Fund”), a series of Unified Series Trust (“UST”), and a prospectus for the Retail Class shares and Institutional Class shares of the new Becker Value Equity Fund (the “New Fund”), a newly created series of Professionally Managed Portfolios (“PMP”).  The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization and Termination between UST and PMP (the “Plan”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization.  The Proxy Statement should be reviewed and retained for future reference.

Question:  What is the purpose of the Reorganization?

Answer:  The primary purpose of the Reorganization is to move the Existing Fund from UST to PMP.  As a series of UST, the Existing Fund retains various service providers who provide an array of services to all series of UST.  These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”).  Becker Capital Management, Inc. (“Becker”), the investment adviser to the Existing Fund, has determined that the Existing Fund could benefit from the services currently provided to series of PMP and, therefore, has recommended that the Existing Fund be reconstituted as a series of PMP.  Some of the benefits Becker anticipates shareholders could receive include the benefit of partnering with a third-party service provider that has been in business for nearly 40 years.

Currently, Third Party Service Arrangements are provided to UST by Huntington National Bank (custody), Huntington Asset Services, Inc. (administration, fund accounting and transfer agency), and Unified Financial Securities, Inc. (distribution).  Third Party Service Arrangements are provided to PMP by U.S. Bank, National Association (custody), U.S. Bancorp Fund Services, LLC (“USBFS”) (administration, fund accounting and transfer agency), and Quasar Distributors, LLC (“Quasar”) (distribution) (affiliate of USBFS).  USBFS has been providing services to mutual funds since 1969, and currently services over 250 mutual fund complexes.  In addition to changes in these Third Party Service Agreements, the New Fund will be overseen by a different Board of Trustees.

Becker Capital Management, Inc. (“Becker”), the current investment adviser to the Becker Equity Value Fund, recommends that the Existing Fund be reorganized as a series of PMP.

Question:  How will the Reorganization work?

Answer:  In order to reconstitute the Existing Fund as a series of PMP, a substantially similar fund, referred to as the “New Fund,” has been created as a new series of PMP.  If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for shares of the New Fund and the New Fund’s assumption of the Existing Fund’s known and disclosed liabilities.  The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund.

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Existing Fund shareholders of Retail Class and Institutional Class shares will become shareholders of Retail Class and Institutional Class shares, respectively, of the New Fund.  Immediately after the Reorganization, each shareholder will hold the same number of Retail Class and Institutional Class shares of the New Fund, with the same net asset value per share and total value, as the Retail Class and Institutional Class shares of the Existing Fund that he or she held immediately prior to the Reorganization.  Subsequently, the Existing Fund will be liquidated.

Please refer to the Proxy Statement for a detailed explanation of the proposal.  If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about August 27, 2012.

Question:  How will the Reorganization affect me as a shareholder?

Answer:  If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund.  The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization.  The Reorganization will not affect the value of your investment at the time of the Reorganization.  The Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift portfolio management oversight responsibility.  By engaging Becker to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for the Existing Fund since its inception.  The investment objective and strategies of the New Fund will be substantially similar to those of the Existing Fund.

The Reorganization will affect other services currently provided to the Existing Fund.  Quasar will be the distributor and principal underwriter of the New Fund’s shares; Unified Financial Securities, Inc. currently serves as the distributor and principal underwriter of the Existing Fund’s shares.  The New Fund will engage U.S. Bank, N.A., as its custodian; Huntington National Bank currently serves as the custodian for the Existing Fund.  The New Fund will engage U.S. Bancorp Fund Services, LLC as its transfer agent; Huntington Asset Services, Inc. (“Huntington”) currently serves as its transfer agent.  U.S. Bancorp Fund Services, LLC will also provide administration services and fund accounting for the New Fund; Huntington currently provides administration services and fund accounting for the Existing Fund.

The Reorganization will move the assets of the Existing Fund from UST, which is an Ohio business trust, to the New Fund, a series of PMP, which is organized as a Massachusetts business trust.  Therefore, as a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

Question:  Who will manage the New Fund?

Answer:  Becker will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.  Becker is an experienced provider of investment advisory services to institutional and retail investors, with over $2.4 billion in assets under management as of March 31, 2012.  Since 1976, Becker has offered a variety of services and products, including discretionary investment advisory services for individual and high net worth clients.  The Becker Value Equity Fund is the only mutual fund that Becker currently advises.

Question:  How will the Reorganization affect the fees and expenses I pay as a shareholder of the Becker Value Equity Fund?

Answer:  The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund.  The Reorganization will not result in any increase in the expense ratio for the New Fund’s Retail Class or Institutional Class shares over the expenses charged by the Existing Fund under the Expense Cap (defined below) that is in place through February 28, 2014.  The total annual fund operating expenses of each of the Retail Class and Institutional Class shares of the Existing Fund as of the semi-annual period ended April 30, 2012 are 1.06% and 0.81%, respectively, of its average daily net assets before the application of the current fee waiver and expense reimbursement agreement, and, 0.93% and 0.68%, respectively, after fee waivers and expense reimbursements (the “Expense Cap”).

The Expense Cap operates as follows: Becker has contractually agreed to waive its fee or reimburse the Existing Fund for its expenses through February 28, 2013, which will be extended by Becker for the New Fund through February 28, 2014, to the extent necessary so that total annual fund operating expenses of the Retail Class shares and Institutional Class shares do not exceed the annual rate of 0.93% and 0.68%, respectively, excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as Acquired Fund Fees and Expenses; and extraordinary litigation expenses.

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Question:  Will the Reorganization result in any taxes?

Answer:  We expect that neither the Becker Value Equity Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and UST and PMP expect to receive a tax opinion confirming this position.  Shareholders should consult their tax adviser about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question:  Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer:  No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question:  Why do I need to vote?

Answer:  Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon.  Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses.  Your vote is very important to us regardless of the number of shares you own.

Question:  How does UST’s Board of Trustees (the “Board”) recommend that I vote?

Answer:  After careful consideration and upon recommendation of Becker, the Board unanimously recommends that shareholders vote “FOR” the Plan.

Question:  Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer:  Becker will pay all direct costs relating to the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question:  What will happen if the Plan is not approved by shareholders?

Answer:  The consummation of a Reorganization of the Becker Value Equity Fund is contingent on the consummation of the Reorganization Plan.  Thus, if shareholders of the Existing Fund do not approve the Plan, the Fund will not be reorganized into its corresponding New Fund and will remain as a series within UST.

Question:  How do I vote my shares?

Answer:  You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

Question:  Who do I call if I have questions?

Answer:  If you have any questions about the proposal or the proxy card, please do not hesitate to call 1-888-904-7586.

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COMBINED PROXY STATEMENT/PROSPECTUS

July 12, 2012

FOR THE REORGANIZATION OF

BECKER VALUE EQUITY FUND
A series of Unified Series Trust

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208
(800) 551-3998

IN EXCHANGE FOR SHARES OF

BECKER VALUE EQUITY FUND
A series of Professionally Managed Portfolios

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(800) 551-3998

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being furnished to shareholders of the existing Becker Value Equity Fund (the “Existing Fund”), a series of the Unified Series Trust (“UST”), in connection with an Agreement and Plan of Reorganization and Termination (the “Reorganization Agreement”) by and between UST, on behalf of the Existing Fund, and Professionally Managed Portfolios (“PMP”), on behalf of the new Becker Value Equity Fund (the “New Fund”), a new series of PMP, for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at the offices of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208 on August 22, 2012, at 10:00 a.m. Central time.

The Reorganization Agreement provides for the reorganization of the Existing Fund into the New Fund (the “Reorganization”).  UST is an open-end investment management company organized as an Ohio business trust.  PMP is an open-end investment management company, organized as a Massachusetts business trust.  Becker Capital Management, Inc. (“Becker”) is the investment adviser to the Existing Fund and will, pending the PMP Board’s approval of a new investment advisory agreement, continue to be responsible for providing investment advisory and portfolio management services to the New Fund following the Reorganization.

If you need additional copies of this Proxy Statement, please contact the Existing Fund at (800) 551-3998 or in writing at Becker Capital Management, Inc., c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of the Becker Value Equity Fund’s annual report for the fiscal year ended October 31, 2011, or its most recent semi-annual report for the fiscal period ended April 30, 2012, please contact the Becker Value Equity Fund at (800) 551-3998, at http://www.beckervaluefunds.com, or in writing at Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

How the Reorganization Will Work:

•	The Existing Fund will transfer all of its assets and known and disclosed liabilities to the New Fund.

•
The New Fund will issue that number of shares of beneficial interest to the Existing Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Existing Fund on the last business day preceding the closing of the Reorganization.

•
The New Fund will open accounts for the Existing Fund shareholders, crediting the shareholders, in exchange for their shares of the Existing Fund, with that number of full and fractional shares of the New Fund that are equivalent in aggregate net asset value to the aggregate net asset value of the shareholders’ shares in the Existing Fund at the time of the Reorganization.

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•	UST will then terminate the Existing Fund.

Becker and the Board of Trustees of UST (the “Board”) carefully considered the proposed Reorganization, after which the Board approved the Reorganization.  A copy of the form of the Reorganization Agreement is attached to this Proxy Statement as Appendix A.  The Reorganization Agreement is required to be approved by a majority of the shareholders of the Existing Fund.  Accordingly, shareholders of the Existing Fund are being asked to vote on and approve the Reorganization Agreement.

The Existing Fund’s Prospectus dated February 28, 2012, the Annual Report to Shareholders for the fiscal year ended October 31, 2011, containing audited financial statements, and the Semi-Annual Report to Shareholders for the fiscal year ended  April 30, 2012, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to UST, through the Internet at www.beckervaluefunds.com or by calling (800) 551-3998.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•
The Prospectus and Statement of Additional Information for the Existing Fund dated February 28, 2012, are incorporated by reference to Post-Effective Amendment No. 218 to UST’s Registration Statement on Form N-1A (File No. 811-21237), filed with the SEC on February 28, 2012.

•
The audited financial statements of the Existing Fund dated October 31, 2011, are incorporated by reference to the Annual Report of the Fund for the fiscal year ended October 31, 2011, filed on Form N-CSR (File No. 811-21237) with the SEC on January 27, 2012.

•
The financial statements of the Existing Fund dated April 30, 2012, are incorporated by reference to the Semi-Annual Report of the Fund for the six-month fiscal period ended April 30, 2012, filed on Form N-CSR (File No. 811-21237) with the SEC on July 6, 2012.

This Proxy Statement will be mailed on or about July 11, 2012 to shareholders of record of the Existing Fund as of June 26, 2012 (the “Record Date”).

Copies of these materials and other information about PMP, the Existing Fund and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund:
BECKER VALUE EQUITY FUND c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208 (800) 551-3998 http://www.beckervaluefunds.com	BECKER VALUE EQUITY FUND c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701 (800) 551-3998 http://www.beckervaluefunds.com

Shareholder approval is required to effect the Reorganization.  The Shareholder Meeting is scheduled for August 22, 2012.  If you are unable to attend the Shareholder Meeting, please complete and return the enclosed Proxy Card by August 22, 2012.

The SEC has not approved or disapproved the Becker Value Equity Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement.  Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

_____________________________________

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SUMMARY

The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein.  You should read carefully the entire Proxy Statement, including the Reorganization Agreement, the form of which is attached as Appendix A, because it contains details that are not in the summary.

As used herein, the term “Reorganization” refers collectively to: (1) the transfer of all of the assets and known and disclosed liabilities of the existing Becker Value Equity Fund (the “Existing Fund”) to the new Becker Value Equity Fund (the “New Fund”); (2) the issuance of shares of beneficial interest by the New Fund to the Existing Fund in an amount that will equal, in aggregate net asset value, the aggregate net asset value of the shares of the Existing Fund on the last business day preceding the closing of the Reorganization; (3) the opening of accounts by the New Fund for the Existing Fund’s shareholders, the crediting of New Fund shareholders, in exchange for shares of the Existing Fund, with that number of full and fractional shares of the Existing Fund that are equivalent in aggregate net asset value to the aggregate net asset value of  the shareholders’ shares in the New Fund at the time of the Reorganization; (4) the ultimate redemption by PMP of the shares of the Existing Fund prior to its termination; and (5) the termination of the Existing Fund.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  For information on the tax consequences of the Reorganization, see the sections entitled “Summary – Federal Income Tax Consequences of the Reorganization” and “Information About the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The Board has fixed the close of business on June 26, 2012 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  In considering whether to approve a proposal relating to the Reorganization, you should review the information in this Proxy Statement that relates to the proposal and the Reorganization generally.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

The Proposal requests your approval of the Reorganization of the Existing Fund into the corresponding New Fund.  In considering whether to approve the Proposal please review the following information.

Comparison of the Existing Fund to the New Fund

The Existing Fund and the New Fund have substantially similar investment objectives and strategies, which are presented in the table below.  The New Fund has been created as a new series of PMP solely for the purpose of acquiring the Existing Fund’s assets and continuing its business investment strategy and will not conduct any investment operations until after the closing of the Reorganization.

You may receive redemption payments by check or federal wire transfer.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail.  Your request should be addressed to:

	Existing Becker Value Equity Fund	New Becker Value Equity Fund
Form of Organization	A diversified series of UST, an open-end investment management company organized as an Ohio business trust.	A diversified series of PMP, an open-end investment management company organized as a Massachusetts business trust.
Differences in Form of Organization
The differences between an Ohio and Massachusetts business trust are negligible with regard to the operations of the Fund.  The most significant difference between the two Trusts is that each is composed of completely different Boards of Trustees.

Net Assets as of June 26, 2012	$ 81,576,676 (Retail) $ 44,718,052 (Institutional) $126,294,728 (Total)	N/A

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	Existing Becker Value Equity Fund	New Becker Value Equity Fund
Investment Adviser and Portfolio Managers
Investment Adviser:
Becker Capital Management, Inc.
Portfolio Managers:
•  Robert Schaeffer; Vice President and Portfolio Manager
•  Marian Kessler; Portfolio Manager
•  Steve Laveson; Senior Equity Research Analyst
•  Michael A. McGarr, CFA; Vice President and Senior Equity Research Analyst
•  Patrick E. Becker, Jr.; Portfolio Manager

Same.
Investment Objective	The investment objective of the Becker Value Equity Fund (the “Fund”) is long-term capital appreciation.	Same.
Primary Investments
Under normal circumstances, the Fund invests at least 80% of its assets (plus any borrowings for investment purposes) in equity securities.  This investment policy may not be changed without at least 60 days prior written notice to shareholders.  Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”) that invest primarily in equity securities, preferred stock, and equity real estate investment trusts (“REITs”).  The Fund may also invest in foreign securities through American Depositary Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by a foreign company.  The Fund may invest up to 20% of its net assets in convertible debt, money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents.  By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions.  However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund strives to be fully invested at all times.  Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.  This investment policy may not be changed without at least 60 days prior written notice to shareholders.  Equity securities in which the Fund may invest include common stock and common stock equivalents (such as rights, warrants and convertible securities), exchange-traded funds (“ETFs”) that invest primarily in equity securities, preferred stock, and equity real estate investment trusts (“REITs”).  The Fund may also invest in foreign securities, including in emerging markets, through American Depositary Receipts (“ADRs”), which are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities issued by a foreign company.

Differences in Primary Investments
The portfolio holdings of the New Fund are identical to the portfolio holdings of the Existing Fund.  There will be no difference in the manner in which the Fund is managed.  The paragraph discussing fixed income security investments has been deleted from the New Fund since neither the Existing Fund nor the New Fund invest in these securities, other than for temporary defensive purposes, as discussed below in “Temporary Strategies.”

Investment Strategies and Process
The Fund employs a value strategy and invests primarily in common and preferred stocks whose market prices do not reflect their true values as determined by the Fund’s Advisor, Becker Capital Management, Inc.  The Advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals.  The Advisor seeks to buy good companies that are attractively priced.  The Advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, yet the Advisor does not invest exclusively in companies with low P/E ratios.  When opportunities exist, the Advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive valuations.

The Fund employs a value strategy and invests primarily in common and preferred stocks of U.S. companies whose market prices do not reflect their true values as determined by the Advisor.  The Advisor utilizes a bottom-up approach to stock selection, focusing on companies with sound fundamentals that are undervalued and trade at low price-to-earnings (“P/E”) ratios, but the Advisor does not invest exclusively in companies with low P/E ratios.  Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors.

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	Existing Becker Value Equity Fund	New Becker Value Equity Fund

The Advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the Advisor’s judgment.  Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors.  The Advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile.  The Advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management’s belief that the company has strong potential value.  These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow.  The Advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market.  The Fund will generally select stocks of companies with market capitalizations exceeding $1.5 billion although the Fund can invest in securities of any market capitalization.  Although the Fund primarily invests in large- and mid-cap companies, outstanding small-cap companies will not be excluded because of size if they present opportunities for value.

The Fund will not seek to realize profits by anticipating short-term market movements.  The Advisor intends to purchase securities only for the long-term.  As a result, the Advisor believes the Fund will typically have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains.  However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Advisor believes indicators of value include, without limitation, strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile.  The Advisor also prefers significant management ownership of, or recent management investment in a company, since these factors are often indicative of management’s belief that the company has strong potential value.  These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow.  The Advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market.  The Fund will generally select stocks of companies with market capitalizations exceeding $10 billion, although the Fund can invest in securities of companies of any size or market capitalization.  Although the Fund primarily invests in large-cap companies, outstanding small- and mid-cap companies will not be excluded because of size if they present opportunities for value.

The Fund will not seek to realize profits by anticipating short-term market movements.  The Advisor intends to purchase securities only for the long-term.  As a result, the Advisor believes the Fund will typically have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains.  When the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.  While the Fund’s portfolio turnover will vary from year to year based upon market conditions and factors affecting the particular securities held in the portfolio, it is anticipated that the Fund’s average portfolio turnover will not exceed 50% annually.  The Advisor may sell a security for a variety of reasons, including, without limitation:  (1) a security subsequently fails to meet the Advisor’s initial investment criteria; (2) an issuer specific event, such as an acquisition or recapitalization that changes the fundamental operations of the company; (3) upon comparative analysis, a new security is judged more attractive than a current holding; or (4) views change of the individual holdings as well as the general market.

Differences in Investment Strategies and Process
The order of this section has been reorganized and more specific details are included regarding: the Advisor’s process for identifying value securities; the minimum size of a company generally considered for investment increased from $1.5 billion to $10 billion; and about additional factors that have the potential to increase the portfolio’s turnover rate.

Temporary Strategies
From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions.  For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs that do not invest primarily in equity securities, money market instruments, securities of other no-load mutual funds or repurchase agreements.  To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest at least 80% of its assets in equity securities during normal market conditions, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies.  As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.
Same.

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	Existing Becker Value Equity Fund	New Becker Value Equity Fund
Distribution
Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Fund. A Trustee of UST is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and certain officers of the Trust are officers of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor and Huntington are controlled by Huntington Bancshares, Inc.

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the New Fund’s shares.  An interested Trustee of the PMP Trust sits on the Board of Quasar Distributors, a third-party mutual fund principal underwriter and affiliate of U.S. Bancorp Fund Services, LLC (USBFS).  As a result, such person may be deemed to be an affiliates of the Distributor. The Distributor and USBFS are controlled by U.S. Bank, N.A.

Differences in Distribution
In the past, the Existing Fund has used Unified Financial Securities, Inc., a subsidiary of Huntington Bancshares, Inc., for its distribution services.  The New Fund will use Quasar Distributors, LLC, an affiliate of USBFS.

Buying Shares
Minimum Initial Investment
To Place Buy or Sell Orders
$2,500 for Retail Class shares
By Mail:  Becker Value Equity Fund
$250,000 for Institutional Class shares
c/o:           Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, IN  46206

Minimum Additional Investments
$100 for all account types
By Phone:  (800) 551-3998

You may sell or redeem shares through your dealer or financial advisor.  Please contact your financial intermediary directly to find out if additional requirements apply.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that when you open an account, we will ask for your name, residential address, date of birth, government identification number and other information that will allow us to identify you. We also may ask to see your driver’s license or other identifying documents, and may take additional steps to verify your identity.  If we do not receive these required pieces of information, there may be a delay in processing your investment request, which could subject your investment to market risk.  If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified.  However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is closed.  If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment.

Minimum Initial Investment
To Place Buy or Sell Orders
$2,500 for Retail Class shares
By Mail:  Becker Value Equity Fund
$250,000 for Institutional Class shares

How to Buy Shares
Minimum Investments.  To purchase shares of the Fund, you must make a minimum initial investment for each applicable class as listed above.  The minimum investment requirements may be waived from time to time.

Checks For all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Becker Value Equity Fund.”  A $25 charge may be imposed on any returned checks.

Purchasing By Mail.  To purchase the Fund’s shares by mail, complete and sign the account application and mail it, along with a check made payable to the “Becker Value Equity Fund” to:

Regular Mail
Becker Value Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

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Existing Becker Value Equity Fund	New Becker Value Equity Fund

Overnight or Express Mail
Becker Value Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

Your bank should transmit immediately available funds by wire in your name to:
U.S. Bank National Association
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to:        Becker Value Equity Fund
Shareholder Registration
Shareholder Account Number

  Please see Appendix C-5.

  Please see Appendix C-5.

Retirement Plans. Please see Appendix C-5.

Differences in Buying Shares	There are additional details on how to purchase Fund shares. U.S. Bancorp Fund Services, LLC will assume the role of transfer agent from Huntington Asset Services, Inc.
Selling Shares
You may receive redemption payments by check or federal wire transfer.  The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption.  A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer.  This fee is subject to change.  Any charges for wire redemptions will be deducted from your account by redemption of shares.  The Fund does not intend to redeem shares in any form except cash.  However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.  If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

In general, orders to sell or “redeem” shares can be placed directly with the Fund; however if you purchased your shares through a financial intermediary, your redemption order must be placed with that same authorized intermediary.  You may redeem part or all of your shares at the next determined NAV after the Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally, 4:00 p.m., Eastern Time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

 You may redeem your shares by simply sending in a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and, if necessary, should include a signature guarantee(s).  No redemption request will become effective until all documents have been received in proper form by the Transfer Agent.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent at (800) 551-3998 for further information concerning documentation required for a redemption of Fund shares.

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Existing Becker Value Equity Fund	New Becker Value Equity Fund
By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:
Becker Value Equity Fund
c/o Huntington Asset Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Becker Value Equity Fund
c/o Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem.  Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form.  To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.  The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders.  All redemptions requiring a signature guarantee must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account.   For joint accounts, both signatures must be guaranteed.  Please call Shareholder Services at 1-800-551-3998 if you have questions.  At the discretion of the Fund or the Fund’s transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund (up to $25,000) by calling Shareholder Services at 1-800-551-3998.  You must first complete the optional Telephone Redemption section of the investment application or provide a signed letter of instruction with the proper signature guarantee stamp to institute this option.  The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine.  However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions.  Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redemption requests in writing should be sent to:
Regular Mail
Becker Value Equity Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight or Express Mail
Becker Value Equity Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

  You may redeem Fund shares unless you declined telephone redemption privileges on your account application.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

You may redeem up to $100,000 in shares by calling the Fund at (800) 551-3998 prior to the close of trading on the NYSE, generally, 4:00 p.m., Eastern Time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired (minimum of $5,000) or may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

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	Existing Becker Value Equity Fund		New Becker Value Equity Fund
The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.	Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. Once a telephone transaction has been placed, it cannot be canceled or modified. If you have a retirement account, you may not redeem shares by telephone. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Through Financial Intermediaries. Please see Appendix C-7.

Through the Systematic Withdrawal Plan. Please see Appendix C-7.

Differences in Selling or Exchanging
There are additional details on how to sell Fund shares.  The transfer agent and redemption by mail address have changed to: USBFS and its address shown below.  We have removed all references to exchanges of Fund shares, since it is not applicable.

Shares	Regular Mail	Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight:	Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC 615 E. Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Comparison of Principal Risks

A discussion regarding certain principal risks of investing in the Existing Fund and New Fund are set forth below.  The principal risks between the two Funds are the same, although a discussion of fixed income risks has been removed as both the Existing Fund and New Fund limit investment in Fixed Income instruments to temporary defensive purposes and fixed income investing is not a principal investment strategy of either Fund.  As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

•
Market Risk.  The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

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•
Value Risk.  A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors.  Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

•
Management Risk.  The Advisor’s value-oriented approach may fail to produce the intended results.  If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•
Small- and Mid-Cap Company Risk. Stocks of small- and mid-cap companies are more risky than stocks of larger companies.  Many of these companies are young and have a limited track record.  Their securities may trade less frequently and in more limited volume than those of more mature companies.  As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks.  Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment.  It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund’s ability to realize the market price of a stock, especially during periods of rapid market decline.

•
Foreign Securities Risk.  Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Foreign issuers are not subject to the same degree of regulation as U.S. issuers.  Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.  ADRs do not eliminate all of the risks associated with direct investment in the securities of foreign issuers.  The risks of foreign investing are of greater concern in the case of investments in companies located in emerging markets, which may exhibit greater price volatility and have less liquidity.

•
REIT Risk. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as: (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems.  In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: (a) dependency upon management skills; (b) limited diversification; (c) the risks of locating and managing financing for projects; (d) heavy cash flow dependency; (e) possible default by borrowers; (f) the costs and potential losses of self-liquidation of one or more holdings; (g) the possibility of failing to maintain exemptions from securities registration; and, (h) in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•
ETF Risk.  If the Fund invests in an ETF, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  Therefore, the Fund will incur higher expenses, which may be duplicative, than if the Fund did not invest in ETFs.  In addition, the Fund may be affected by losses of the ETFs and the level of risk arising from its investment practices (such as the use of leverage by the ETFs).  The Fund has no control over the investments and related risks taken by the ETFs in which it invests.  ETFs also are subject to the following risks that do not apply to non-exchange traded funds:  (i) an ETF’s shares may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•	Fixed Income Risks. (Existing Fund Only)

    1.  Interest Rate Risk.  Changes in interest rates will affect the value of the Fund’s investments in debt securities.  Increases in interest rates may cause the value of the Fund’s investments to decline and this decrease in value may not be offset by higher interest income from new investments.  Interest rate risk is greater for investments in junk bonds.  In addition, the issuers of certain types of securities, such as mortgage-backed securities, may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities.  Slower than expected principal payments may also extend the average life of such securities, locking in below-market interest rates and reducing their value.
    2.  Credit Risk.  Changes in the financial strength of an issuer may affect the issuer’s ability to repay principal and to make timely interest payments.  The degree of risk for a particular security may be reflected in its credit rating.  Junk bonds are subject to greater credit and market risk than higher rated securities.
    3.  Change in Rating Risk.  If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

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    4.  Duration Risk.  Prices of debt securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Comparison of Fees and Expenses

Becker Capital Management, Inc. (“Becker”) serves as the investment adviser to the Existing Fund.  After the Reorganization, Becker will continue to serve as the investment adviser to the New Fund.  Under the investment advisory agreement between Becker and UST, on behalf of the Existing Fund, the annual management fee rate payable to the Existing Fund is the same as the rate payable to Becker by the New Fund.  The investment advisory agreement is further described under “Additional Information About the Funds – Investment Advisory Agreement,” below.  Note: As a result of the expected reduction in “Other Expenses” for the New Fund, Becker will experience an indirect benefit in that the amount of the New Fund’s expenses Becker will be expected to absorb pursuant to the Operating Expense Limitation Agreement compared to those of the Existing Fund will be decreased.

The table describes the fees and expenses that you may pay if you buy and hold shares of the Existing Fund compared to the New Fund.  It is expected that the Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement) for the both classes of the New Fund will be identical to that of the Existing Fund.

Shareholder Fees (fees paid directly from your investment)
	Existing Fund				New Fund (Pro Forma)
	Retail Class		Institutional Class		Retail Class		Institutional Class
Redemption Fees (as a percentage of the amount redeemed within 30 days of purchase)	1.00%		1.00%		1.00%		1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail Class		Institutional Class		Retail Class		Institutional Class

Management Fees1		0.55%		0.55%		0.55%		0.55%
Distribution (12b-1) Fees		NONE		NONE		NONE		NONE
Administrative Services Plan	0.25%		NONE		0.25%		NONE
Other Expenses	0.25%		0.25%		0.22%		0.22%
Acquired Fund Fees and Expenses	0.01%		0.01%		0.01%		0.01%
Total Other Expenses		0.51%		0.26%		0.48%		0.23%
Total Annual Fund Operating Expenses		1.06%		0.81%		1.03%		0.78%
Fee Waiver/Expense Reimbursement		(0.12%)2		(0.12%)2		(0.09%)3		(0.09%)3
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)		0.94%		0.69%		0.94%		0.69%
1 Restated to reflect the current management fee rate.
2 Effective  August 23, 2011, the Fund’s Advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses for each class (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.68% of the Fund’s average daily net assets through February 28, 2013, subject to the Advisor’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.68% expense cap.  This expense cap may not be terminated prior to this date except by the Board of Trustees.
3 Becker Capital Management, Inc., (the “Advisor”) has contractually agreed to reduce its management fee and/or reimburse certain expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as Acquired Fund Fees and Expenses; and extraordinary litigation expenses) so that total annual Fund operating expenses do not exceed 0.93% for the Retail Class and 0.68% for the Institutional Class of each classes’ respective average daily net assets (“Expense Cap”).  The Expense Cap will remain in effect through February 28, 2014.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Comparison of Expense Limitation.  The total annual operating expenses for the Existing Fund are the same as the New Fund, although the discussion of the expense limitation in the footnote is different as noted above.  Becker and UST entered into an operating expense limitation agreement under which Becker has agreed to waive its management fees and/or reimburse expenses of the Existing Fund to ensure that the Existing Fund’s total annual operating expenses of the Fund’s shares (exclusive of interest on tax expenses, brokerage commissions, extraordinary and non-recurring expenses, AFFE and dividends and interest on short portions) do not exceed 0.93% and 0.68% for the Retail and Institutional Shares, respectively, as a percentage of the Fund’s average net assets, at least through February 28, 2013, which are the same expense limitations to be approved for the New Fund.  The Expense Limitation Agreement for the New Fund will remain in effect at a minimum, through February 28, 2014, but may be terminated by the PMP Board prior to that time.

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Expense Example:

This Expense Example below is intended to help you compare the cost of investing in the Existing Fund and the New Fund, with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The Example reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses for one year only.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Retail Class	$96	$325	$573	$1,283
Institutional Class	$70	$247	$438	$991

New Fund (Pro Forma)
Retail Class	$96	$319	$560	$1,251
Institutional Class	$70	$240	$424	$958

Performance Information

The bar chart below shows how the Existing Fund’s investment results have varied from year to year as represented by the performance of Retail Class shares.  The table below shows how the Existing Fund’s average annual total returns compare over time to those of a value-style broad-based securities market index and secondary index provided to offer a broader market perspective.  This information provides some indication of the risks of investing in the Fund.  As of December 31, 2011, Institutional Class shares did not have a full calendar year of performance history.  Past performance of the Existing Fund is not necessarily an indication of how the Existing Fund will perform in the future.  The New Fund has no performance history, as it will not commence operations until after the Reorganization is consummated.  The New Fund will assume the performance information of the Existing Fund.  Additionally, the New Fund will adopt the financial statements of the Existing Fund.

Retail Class Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:
Best Quarter:	2nd Quarter, 2009, 17.05%
Worst Quarter:	4th Quarter, 2008, -21.87%

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Average Annual Total Returns (for the periods ended December 31, 2011)

Becker Value Equity Fund	1 Year	5 Years	Since Inception (Retail Class - November 3, 2003; Institutional Class – September 2, 2011)
Retail Class
Return Before Taxes	-0.65%	0.17%	5.70%
Return After Taxes on Distributions	-1.10%	-0.45%	5.03%
Return After Taxes on Distributions and Sale of Fund Shares	-0.42%	-0.12%	4.69%
Russell 1000 Value Index (reflects no deductions for fees, expenses and taxes)	0.39%	-2.64%	4.53%
S&P 500 Index (reflects no deductions for fees, expenses and taxes)	2.11%	-0.25%	4.21%
Institutional Class	--	--	4.53%

After-Tax Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).  The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Index would be lower).

Portfolio Turnover

The Existing Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual operating expenses or in the Example above, affect the Fund’s performance.  During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 34.33% of the average value of its portfolio.

Capitalization

The following table sets forth the capitalization of the Existing Fund, and on a pro forma basis as of June 26, 2012.  The New Fund will not have any assets until after the Closing is complete, but reflects the amount it would have if the Reorganization were June 26, 2012.

Fund Capitalization as of June 26, 2012	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share

Existing Fund (Retail Class)	$81,577	6,246,828	$13.06
New Fund (Retail Class) (pro forma)	$81,577	6,246,828	$13.06
Existing Fund (Institutional Class)	$44,718	3,421,427	$13.07
New Fund (Institutional Class) (pro forma)	$44,718	3,421,427	$13.07

Comparison of Valuation Procedures

There are no material differences between the procedures by which PMP intends to value the securities of the New Fund and the procedures used by UST to value the securities of the Existing Fund.  In all cases where a price is not readily available and no other means are available for determining a price, both PMP and UST eventually turn to their fair value procedures for guidance.  Applying PMP’s valuation policies after the Reorganization to the New Fund will not result in material differences in the New Fund’s NAV compared to applying UST’s valuation policies to the Existing Fund prior to the Reorganization.

* * * * * * * * * * * * *

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        The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization.  This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Fund’s Prospectus and Statement of Additional Information, and the Reorganization Agreement.  Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

Becker, the investment adviser to the Existing Fund and the New Fund, recommends that the Existing Fund be reorganized as a series of PMP.  The Board of UST has approved the Reorganization with respect to the Existing Fund, into the New Fund, a new series of PMP, subject to shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.  The primary purpose of the Reorganization is to move the investment portfolio and shareholders of the Existing Fund out of UST and into PMP.  As a series of UST, the Existing Fund retains various service providers who provide an array of services to all series of UST.  These services include custody, administration, accounting, transfer agency, distribution and compliance (“Third Party Service Arrangements”).  Becker, the investment adviser to the Existing Fund, has determined that the Existing Fund could benefit from the services currently provided to series of PMP and, therefore, has recommended that the Existing Fund be reconstituted as a series of PMP.  Some of the benefits Becker anticipates shareholders could receive include the benefit of partnering with a third-party service provider that has been in business for nearly 40 years.  Additionally, as a result of the expected reduction in “Other Expenses” for the New Fund, Becker will experience an indirect benefit in that the amount of the New Fund’s expenses Becker will be expected to absorb pursuant to the Operating Expense Limitation Agreement compared to those of the Existing Fund will be decreased.

Currently, Third Party Service Arrangements are provided to UST by Huntington National Bank (custody), Huntington Asset Services, Inc. (administration, fund accounting and transfer agency), and Unified Financial Securities, Inc. (distribution).  Third Party Service Arrangements are provided to PMP by U.S. Bancorp Fund Services, LLC (“USBFS”), U.S. Bank National Association, and Quasar Distributors, LLC (both affiliates of USBFS).  USBFS has been providing services to mutual funds since 1969, and currently services over 250 mutual fund complexes.  The New Fund is overseen by a completely different Board of Trustees than the Existing Fund.

Becker recommends that the Existing Fund be reorganized as a series of PMP.  The Reorganization will keep portfolio management oversight responsibility for the Fund with Becker.  Becker’s portfolio managers, who are primarily responsible for the day-to-day portfolio management of the Existing Fund, will remain the same for the New Fund.  The investment objective and strategies of the Existing Fund will be substantially similar to those of the New Fund.  The Existing Fund’s fundamental and non-fundamental investment limitations are substantially similar to those of the corresponding New Fund.

The Reorganization will not result in any increase in the advisory fees payable by the New Fund over those advisory fees currently incurred by the Existing Fund.  Both the Existing Fund and the New Fund charge a 1.00% redemption fee on Class A shares redeemed within 30 days of purchase, but no redemption fee will be charged in connection with the Reorganization.  The Reorganization will not result in any increase in the expense ratio for the Retail Class or Institutional Class for the Existing Fund based on the Expense Cap through February 28, 2014.

Board Considerations.  The UST Board considered and approved the Reorganization at an in-person meeting held on May 21, 2012.  Based upon the recommendation of Becker and the UST Board’s evaluation of the relevant information presented to it, the Trustees, including all trustees who are not “interested persons” of UST or Becker under the Investment Company Act of 1940 Act (the “1940 Act”), determined that the Reorganization was in the best interests of Fund shareholders for the reasons listed below, and also determined that interests of the Existing Fund’s will not be diluted as a result of the Reorganization.  The PMP Board considered and approved the proposed Reorganization at a meeting held on May 14-15, 2012, where the PMP Board discussed the anticipated benefits of reorganizing the Becker Value Equity Fund into PMP.  Among other things, the UST Board reviewed, with the assistance of outside legal counsel, and the PMP Board reviewed with Fund legal counsel, the overall proposal for the Reorganization, the principal terms and conditions of the Reorganization Agreement, including that the Reorganization be consummated on a tax-free basis, and certain other materials provided prior to and during the meeting and at other meetings throughout the past year.  In considering the Reorganization, the UST Board took into account a number of additional factors.  Some of the more prominent considerations are discussed further below.

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The UST Board considered the following matters, among others and in no order of priority:

•	Both the Existing and New Funds have an investment objective of achieving long-term capital appreciation and have similar principal investment strategies;

•	The fundamental investment restrictions are identical between the New and Existing Funds;

•	Becker personnel that manage the Existing Fund will also manage the New Fund;

•	The management fee for the Existing and New Funds is identical;

•	The contractual expense limitation that Becker has agreed to maintain for the New Fund is identical to the contractual expense limitation of the Existing Fund;

•
Following the Reorganization, the total operating expense ratio for the New Fund is expected to be the same as that of the Existing Fund based on the Expense Cap being extended through February 28, 2014;

•	The Reorganization, as contemplated by the Reorganization Agreement, will be a tax-free reorganization;

•	The costs of the Reorganization, as contemplated by the Reorganization Agreement, will be borne by Becker;

•	Neither the Existing Fund, nor the New Fund will charge Rule 12b-1 fees; and

•	The interests of current shareholders of the Existing Fund and the New Fund will not be diluted as a result of the Reorganization.

The UST Board received confirmation from Becker and PMP that all of the above conditions had been (or would be) met at the time of the Reorganization.  After consideration of the factors noted above, together with other factors and information considered to be relevant, the UST Board, including a majority of the Independent Trustees, determined that the interests of current shareholders of the Existing Fund will not be diluted as a result of the Reorganization and the Reorganization is in the best interests of the Existing Fund based on Becker’s assurances that shareholders would benefit from partnering with a third-party service provider that has been in business for nearly 40 years.  Accordingly, the UST Board unanimously approved the Reorganization.

Reorganization Agreement.  The Reorganization Agreement sets forth the terms by which the Existing Fund will be reorganized into the New Fund.  The form of the Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement.  The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the reorganization.

The Reorganization Agreement provides that upon the transfer of all of the assets and known and disclosed liabilities of the Existing Fund to the New Fund, the New Fund will issue to the Existing Fund that number of full and fractional New Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of the Existing Fund, calculated as of the closing date of the Reorganization (the “Closing Date”).  The Existing Fund will redeem its shares in exchange for the New Fund shares received by it and will distribute such shares to the shareholders of the Existing Fund in complete liquidation of the Existing Fund.  Existing Fund shareholders will receive New Fund shares based on their respective holdings in the Existing Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s shares held in the Existing Fund as of the Valuation Time.  Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

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Until the Valuation Time, shareholders of the Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form.  Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the New Fund received by the shareholder in connection with the Reorganization.  After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Fund addressed to the Existing Fund and the New Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement.  Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on August 24, 2012, or such other date as is agreed to by the parties.

The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

Costs and Expenses of the Reorganization.  The Reorganization Agreement provides that all expenses of the Reorganization will be borne by Becker.  Such expenses include, without limitation:  (a) expenses associated with the preparation and filing of this Proxy Statement; (b) postage; (c) printing; (d) accounting fees; (e) costs to terminate the Existing Fund; and (f) legal fees incurred by UST and PMP.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Existing Fund and New Fund will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a) of the Code.  Accordingly, neither the Fund nor its shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization.  In addition, the tax basis and the holding period of the Existing Fund shares received by each shareholder of the New Fund in the Reorganization should be the same as the tax basis and holding period of the Existing Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Fund shares received, the Existing Fund’s shares given up must have been held as capital assets by the shareholder.  Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Fund.  This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect.  Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Fund.  Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short-term capital losses.  Capital losses for tax years beginning after December 22, 2010, may be carried forward without limitation and are utilized before losses from years beginning on or before December 22, 2010.  The New Fund’s use of such losses is subject to certain limitations.  As of October 31, 2011, the Existing Fund had available for federal tax purposes unused capital loss carry-forwards of $2,731,240, which are available to offset future realized gains.  To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Existing Fund shareholders are urged to consult their own tax advisers to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

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The New Fund and the Existing Fund will receive an opinion from the law firm of Paul Hastings LLP, substantially to the effect that, based on certain facts, assumptions and representations made by the New Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)           New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)           Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)           New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           For purposes of section 381, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year, Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Existing Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in the Existing Fund shareholder recognizing gain or loss with respect to the New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Existing Fund’s shares received in exchange therefor.  In such event, a shareholder’s aggregate basis in the shares of the Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held New Fund shares.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above.  Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.  No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated.  No ruling has been or will be requested from the IRS in connection with this transaction.  No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.  Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

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ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Adviser.  The Existing Fund’s and New Fund’s investment adviser is Becker Capital Management, Inc. (“Becker” or the “Advisor”), 1211 SW Fifth Avenue, Suite 2185, Portland, Oregon  97204.  Becker is a corporation operating under the laws of Oregon.  Becker and its affiliates have provided investment advisory and management services to clients for over 36 years.  As of March 31, 2012, Becker had approximately $2,427.8 million of assets under management.  Becker has been providing portfolio management services since 1976 when Patrick E. Becker, Sr. founded P.E. Becker Inc., the predecessor firm to the Advisor.

Investment Advisory Agreement.  Under the investment advisory agreement with UST, on behalf of the Existing Fund, and with PMP, on behalf of the New Fund, Becker supervises the management of each Fund’s investments and business affairs.  At its expense, Becker provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  Effective August 23, 2011, as compensation for its services, the Fund pays Becker a monthly advisory fee at the annual rate of 0.55% of the average daily net asset value of the Fund.  In addition to the advisory fees, the Fund incurs other expenses such as custodian, transfer agency, interest, Acquired Fund Fees and Expenses and other customary Fund expenses.  (Acquired Fund Fees and Expenses are indirect fees that the Fund incurs from investing in the shares of other investment companies.)  Becker has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest, taxes and extraordinary expenses) to limit Total Annual Fund Operating Expenses to the amounts shown below of each Class’s average net assets.

Expense Cap	Retail Shares	Institutional Shares
Existing Fund	0.68% (+0.25% Administrative Services Plan fee) = 0.93%	0.68%
New Fund	0.93%	0.68%

Effective August 23, 2011, Becker has contractually agreed to reduce its management fee and/or reimburse certain expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees, any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) so that total annual Fund operating expenses do not exceed 0.93% for the Retail Class and 0.68% for the Institutional Class of each classes’ average daily net assets (“Expense Cap”).  The Expense Cap will remain in effect through February 28, 2014. The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ notice to the Advisor, or by the Advisor with consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Cap.

Becker has contractually agreed to reduce its fees and/or pay New Fund expenses (excluding the expenses associated with the New Fund’s investment in other investment companies referred to as “Acquired Fund Fees and Expenses,” interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund to 0.93% and 0.68% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively.  The Expense Caps will remain in effect until at least February 28, 2014.  The Agreement may be terminated at any time by the Board of Trustees upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  All fees previously waived can continue to be reimbursed by the Fund under the new contract, provided that it maintains the Existing Fund’s rolling three-year recoupment period (i.e., does not commence a new three-year recoupment period).

The Existing Fund's semi-annual report to shareholders for the fiscal year ended April 30, 2012 contains information about the factors that the UST Board of Trustees considered in approving the Fund’s management agreement.

Fund Management.  Becker utilizes a value-oriented investment style to provide equity and fixed income portfolio management to a select group of private wealth clients and institutional clients.  As of January 31, 2012, Becker managed over $2.3 billion in assets.  The Advisor is 100% employee-owned.

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The Advisor’s equity investment team is responsible for making investment recommendations for the Fund.  The Advisor’s portfolio managers and analysts have an average of more than 27 years industry experience, including more than 19 years with the Advisor.

Robert Schaeffer serves as a Vice President and Portfolio Manager for the Advisor and has over 35 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Fund’s portfolio, and has ultimate decision-making authority regarding the Fund’s investments. Mr. Schaeffer joined the Advisor in 1984 from the First Interstate Bank of Oregon, where he headed the Endowment and Charitable Funds Management Group and managed equity portfolios for private and institutional clients. He received a Bachelor’s degree in Economics from Willamette University.

Marian Kessler serves as Portfolio Manager for the Advisor and has 29 years of experience as an investment professional. She assists with day-to-day management of the Fund and manages equity portfolios for private and institutional clients. She joined the firm in May of 2004. Prior to that date, Ms. Kessler was a senior analyst and portfolio manager at IDS/American Express, Safeco Asset Mgt, and Crabbe Huson. She graduated Phi Beta Kappa and magna cum laude from Carleton College with a B.A. in English Literature. She received her MBA in Finance from Northwestern University’s Kellogg Graduate School of Management.

Steve Laveson joined the Advisor in 1995 as a Senior Equity Research Analyst. He assists with day-to-day management of the Fund.  Mr. Laveson brings over 43 years of experience as an investment professional. Prior to joining the Advisor, he was a senior analyst and portfolio manager with Crabbe Huson, Neuberger & Berman, Rosenkranz, Ehrenkrantz, Lyon & Ross and Montgomery Securities. He graduated with a B.S. in Chemical Engineering from Massachusetts Institute of Technology and a Master’s in Economics from University of California, Santa Barbara.

Michael A. McGarr, CFA, joined Becker in 1985 and is currently a Vice President and Senior Equity Research Analyst.  He assists with the day-to-day management of the Fund. Prior to joining the Advisor, Mr. McGarr was an equity analyst with Qualivest Capital Management, the investment subsidiary of U.S. Bancorp.  Mr. McGarr spent a total of six years at US Bancorp, where he also gained experience as an auditor and a government bond trader. Mr. McGarr received a B.A. from Williams College and an M.B.A. from University of Virginia’s Darden Graduate School of Business Administration.

Patrick E. Becker, Jr. joined the Advisor in 1996 and has over 19 years of experience as an investment professional.  Prior to joining the firm, Mr. Becker was Vice President for Grove Securities.  In addition, Mr. Becker is a senior investment analyst and portfolio manager.  Mr. Becker received a B.A. in Business Administration from the University of Portland.

The Statement of Additional Information relating to this Proxy Statement provides additional information about the Fund’s portfolio managers, including other accounts they manage, their ownership of Fund shares and their compensation.

Purchase, Redemption and Exchange Policies.  The purchase, redemption and exchange policies for the Funds are identical and are highlighted below.  For a more complete discussion of the Funds’ purchase and redemption policies, please see Appendix C.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Retail Shares
– Standard Accounts	$2,500	$100
– Traditional and Roth IRA Accounts	$2,500	$100
– Accounts with Systematic Investment Plans	$2,500	$100
Institutional Shares
– Standard Accounts	$250,000	$100
– Traditional and Roth IRA Accounts	$250,000	$100
– Accounts with Systematic Investment Plans	$250,000	$100
– Qualified Retirement Plans	$250,000	$100

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Purchase and Redemption Policies	Existing Becker Value Equity Fund	New Becker Value Equity Fund

Purchases	By check, wire, telephone, automatic investment plan, through an authorized broker-dealer or other third-party financial intermediary.	Same.

Redemptions	By check, wire, telephone, systematic withdrawal plan, or electronic funds transfer.	Same.

Redemption Fees	1.00% on shares redeemed within 30 days of purchase.	Same.

Market Timing Policies.  The Fund discourages market timing.  Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements.  Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.  The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Fund.  A 1.00% fee will be assessed against investment proceeds withdrawn within 30 calendar days of investment.  Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee.  After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period.  Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies.  The proceeds collected from redemption fees will be used for the benefit of existing shareholders.  The Fund’s Administrator performs automated monitoring of short-term trading activity, if any, in the Fund’s shares.  Any instance of suspected short-term trading is investigated by the Administrator’s compliance department.  If such trades were deemed to be a violation of the Fund’s short-term trading policy, then the Fund’s Advisor would be notified and action taken, such as suspending future purchases by the short-term trader.  The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

Distributions.  The Existing Fund’s and New Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan.  Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Tax Information.  The Existing Fund’s and New Fund’s distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase Existing Fund or New Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Shareholder Information.  As of the Record Date, The Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Existing Fund shares are set forth below in Appendix B-1, “Shareholder Information for the Becker Value Equity Fund.”

Valuation.  The Existing Fund uses UST’s Valuation Policy; the New Fund will use PMP’s Valuation Policy which is more fully discussed in Appendix C-1.  The Existing Fund and New Fund determine Net Asset Value in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.  When market prices are not available, the Existing Fund and New Fund make such determinations according to the portfolio securities’ fair value procedures, adopted respectively, by UST’s and PMP’s Boards and in accordance with the requirements of the 1940 Act.  There are no material differences between the procedures by which PMP intends to value the securities of the New Fund and the procedures used by UST to value the securities of the Existing Fund.  Accordingly, applying PMP’s valuation policies after the Reorganization to the New Fund will not result in material differences in the New Fund’s NAV compared to applying UST’s valuation policies to the Existing Fund prior to the Reorganization.

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Description of the Securities to be Issued; Rights of Shareholders.  The following is a summary of the material rights of shareholders of the Existing Fund and the New Fund, but does not purport to be a complete description of these rights.  These rights may be determined in full by reference to the Ohio statute (the “Ohio Statute”) and Massachusetts statute (the “Massachusetts Statute”) governing business trusts, UST’s Agreement and Declaration of Trust and PMP’s Amended and Restated Declaration of Trust, and UST’s By-Laws and PMP’s Amended and Restated Bylaws (collectively, the “Governing Instruments”).  The Governing Instruments are subject to amendment in accordance with their terms.  Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization.  The Existing Fund is a series of UST, an open-end management investment company organized as an Ohio business trust on October 17, 2002.  The New Fund is a series of PMP, an open-end management investment company organized as a Massachusetts business trust on February 24, 1987.  Both the Existing Fund and the New Fund offer two classes of shares of beneficial interest: Retail Shares and Institutional Shares.

Capital Stock.  Both UST and PMP are authorized to issue an unlimited number of interests (or shares).  The Existing Fund is one series, or mutual fund, formed by UST.  The New Fund is one series, or mutual fund, formed by PMP.  Interests in the Existing Fund and the New Fund are represented by shares of beneficial interest each with no par value.  As of the date of this Proxy Statement, shares of approximately 24 other series of UST and 43 other series of PMP are offered in separate prospectuses and statements of additional information.  PMP may start additional series and offer shares of new funds under PMP at any time.

Voting Rights.  Each share of the Existing Fund and the New Fund represents an interest in the respective Fund that is equal to and proportionate with each other share of the respective Fund.  UST and PMP Fund shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote.  UST and PMP are not required to (nor does it) hold annual shareholder meetings.  However, UST and PMP may hold special meetings for purposes such as electing or removing trustees.  On any matters submitted to a vote of shareholders, UST and PMP shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the Board has decided that a matter only affects the interests of one or more series.

Shareholder Liability.  The Ohio Statute and the Massachusetts Statute do not include an express provision relating to the limitation of liability of the beneficial owners of an Ohio business trust or Massachusetts business trust, respectively.  Each of the Trust’s Governing Instruments provide that no shareholder shall be subject to any personal liability whatsoever to any person in connection with property of a Fund or the acts, obligations or affairs of UST or PMP.  Each of the Trust’s Governing Instruments further provide that, if any shareholder is made a party to any suit or proceeding to enforce any such liability of a Fund, he or she shall not be held to any personal liability.  UST and PMP indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of being or having been a shareholder, and shall reimburse the shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability.

Preemptive Rights.  Shareholders of UST and PMP are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

Fund Trustees and Officers.  UST is managed by the UST Board.  PMP is managed by the PMP Board.  Therefore, the New Fund will have a different Board from the Existing Fund.  Below are the members of the PMP Board:

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Trustee, PNC Funds, Inc.
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1
Independent
Trustee, The
Managers
Funds, Managers
AMG Funds,
Aston Funds;
Advisory
Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director,
Chase
Investment
Counsel;
formerly
Independent
Director,
Guardian
Mutual
Funds.

Interested Trustee and Officer of the Trust
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President Trustee	Indefinite Term; Since January 2011. Indefinite Term; Since September 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	1	None.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Other Fund Service Providers.  The Reorganization will affect other services currently provided to the Existing Fund.  Quasar Distributions, LLC will be the distributor and principal underwriter of the New Fund’s shares; Unified Financial Securities, Inc. currently serves as the distributor and principal underwriter of the Existing Fund’s shares.  The New Fund will engage U.S. Bank, National Association, as its custodian and accounting agent; Huntington National Bank currently serves as the custodian for the Existing Fund.  The New Fund will engage U.S. Bancorp Fund Services, LLC as its transfer agent; Huntington Asset Services, Inc. (“Huntington”) currently serves as its transfer agent.  U.S. Bancorp Fund Services, LLC will provide administration services for the New Fund; Huntington currently provides administration services and fund accounting for the Existing Fund.

Independent Accountants.  Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm to the Existing Fund, and Tait, Weller & Baker, LLP will serve as the independent registered public accounting firm to the New Fund.

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VOTING INFORMATION

A.           RECORD DATE, VOTING RIGHTS AND VOTE REQUIRED

Proxies are being solicited from the shareholders of the Becker Value Equity Fund by the UST Board for the Special Meeting to be held on August 22, 2012, at 10:00 a.m. Central Time at offices of The Huntington National Bank, 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at such later time made necessary by adjournment.  Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

The Board has fixed the close of business on June 26, 2012 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof.  Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.  As of the Record Date, the total number of issued and outstanding shares of beneficial interest of Retail Class and Institutional Class shares of the Becker Value Equity Fund was 6,246,828 and 3,421,427, respectively.  Shareholders of record who own five percent or more of the Becker Value Equity Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.  Approval of the Reorganization with respect to the Becker Value Equity Fund will require an affirmative vote in favor of the Reorganization by at least 50% of the voted shares of the Fund.

(a)	HOW TO VOTE

You may vote in one of three ways:

•	complete and sign the enclosed proxy ballot and mail it to us in the prepaid return envelope (if mailed in the United States);
•	vote on the Internet at the website address listed on your proxy ballot; or
•	call the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

(b)	PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting.  A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.  Broker non-votes are shares for which the beneficial owner has not voted and the broker holding the shares does not have discretionary authority to vote on the particular matter.

You may revoke a proxy once it is given.  If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to the Existing Fund.  You may also give written notice of revocation in person at the Special Meeting.  Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

(c)	QUORUM AND ADJOURNMENTS

A majority of Shares entitled to vote shall be a quorum for the  transaction of business at a  Shareholders'  meeting, except that where any provision of law or of this  Declaration  of Trust permits or requires  that holders of any Series or Class  thereof shall vote as a Series or Class,  then a majority of the  aggregate  number of Shares of that Series or Class thereof entitled to vote shall be necessary to constitute a quorum for the transaction  of  business by that Series or Class.  Any lesser number shall be sufficient for adjournments.  Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the  necessity of further  notice.  Except when a larger vote is required by an provision of this Declaration of Trust or the By-Laws,  a majority of the Shares voted, at a meeting at which a quorum is present, shall decide any questions and a plurality  shall elect a Trustee,  provided that where any provision of law or of this  Declaration of Trust permits or requires that the holders of any Series or Class shall vote as a Series or Class,  then a majority of the Shares of that Series or Class voted on the matter  shall  decide  that matter  insofar as that Series or Class is concerned.

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(d)	EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum.  In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Becker Value Equity Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote.  The Becker Value Equity Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.  Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

(e)	SOLICITATION OF PROXIES

The Becker Value Equity Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Becker, who will not be paid for these services.  Becker has retained Boston Financial Data Services, Inc. to aid in the solicitation of proxies, at an anticipated cost of approximately $14,292.  Becker will bear the costs of the Special Meeting, including legal costs, the costs of retaining Boston Financial Data Services, Inc., and other expenses incurred in connection with the solicitation of proxies.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by the law firms of Paul Hastings LLP, Park Avenue Tower, 75 East 55th Street, New York, New York 10022 and Sullivan and Worcester LLP, One Post Office Square, Boston, MA 02109.

EXPERTS

The financial statements and financial highlights of the Existing Fund incorporated in this Proxy Statement by reference from the Fund’s Annual Report on Form N-CSR for the fiscal year ended October 31, 2011 have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  As the New Fund will not be in operation until after the Reorganization, there are currently no financials.

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OTHER MATTERS

The Existing Fund is not required, and does not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of Professionally Managed Portfolios, U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, so that they are received within a reasonable time before any such meeting.  The timely submission of a proposal does not guarantee its submission.

By order of the Board of Trustees,

/s/ John C. Swhear
John C. Swhear
Interim President, Unified Series Trust

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of July 12, 2012, among PROFESSIONALLY MANAGED PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 615 East Michigan Street, Milwaukee, Wisconsin  53202 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, Becker Capital Management, Inc.  (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”)  Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

The Fund wishes to effect a single reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”).  The reorganization will involve the Existing Fund changing its identity -- by converting from a series of the Old Trust to a series of the New Trust -- by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) terminating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

The Existing Fund currently offers two classes of shares, designated as Retail Class shares and Institutional Class shares (“Retail Class Existing Fund Shares” and “Institutional Class Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”).  The New Fund will have the same two classes of shares, Retail Class shares and Institutional Class shares (“Retail Class New Fund Shares” and “Institutional Class New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be substantially similar to those of the identically named class of the Existing Fund Class Shares.

In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

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Appendix A- 1

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.           Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund.  In exchange therefor, the New Fund shall:

(a)
issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Retail Class New Fund Shares equal to the number of full and fractional Retail Class Existing Fund Shares then outstanding; and (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding, and

(b)	assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2           The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3           The Liabilities shall consist of all of the Existing Fund’s known and disclosed liabilities, debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by Becker Capital Management, Inc. (the “Manager”) pursuant to paragraph 6.  Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4           At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the amount at which they are issued pursuant to that paragraph.  At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate.  That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto.  Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Retail Class Existing Fund Shares shall be credited with the number of full and fractional Retail Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder).  The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time.  All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records.  The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5           Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6           Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

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Appendix A- 2

1.7           After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination.  As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be terminated as a series of the Old Trust.

2.           CLOSING AND EFFECTIVE TIME

2.1           Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after August 24, 2012 (“Effective Time”).  The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2           The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows:  (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash.  The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets.  The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3           The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable.  The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4           The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund.

2.5           At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

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Appendix A- 3

3.           REPRESENTATIONS AND WARRANTIES

3.1           The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)           The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)           The Existing Fund is a duly established and designated series of the Old Trust;

(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)           The Old Trust, with respect to the Existing Fund,  is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)           At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

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(h)           The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statement, for the two fiscal years) ended October 31, 2011, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements and the Existing Fund’s unaudited financial statements at and for the six months ended April 30, 2012 (copies of which the Old Trust has furnished to the New Trust), present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)           Since October 31, 2011, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)           All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)           The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)           All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

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(m)           The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)           The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)           Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)           The Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q)           The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(r)           The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s investment adviser has the authority to buy and sell securities for it;

(s)           To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the New Trust; and

(t)           The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2           The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)           The New Trust (1) is a Business Trust that is duly created, validly existing, and in good standing under the laws of Massachusetts, and its Certificate of Trust or Amended and Restated Declaration of Trust, as amended by Written Instrument dated June 13, 2005 (“New Trust Declaration”) is on file with the Secretary of State of Massachusetts, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)           At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

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(c)           The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)           Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares;

(e)           No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)           The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Massachusetts law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)           No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)           The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)           The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

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(j)           There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)           Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)           Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)           The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)           The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3           Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)              No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)              The fair market value of the New Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)              The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)              The fair market value of the Assets will be equal to or exceed the Liabilities to be assumed by the New Fund and those to which the Assets are subject;

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(e)              None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f)              No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(g)              Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets -- except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization -- and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.           COVENANTS

4.1           The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2           The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3           The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4           Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5           Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6           The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

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4.7           Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.           CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1           All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2           All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3           This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4           All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby.  The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act.  The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act.  All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5           At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6           The Investment Companies shall have received an opinion of Paul Hastings LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”).  (The receipt of such an opinion is a non-waivable condition to closing.)  In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b).  The Tax Opinion shall be substantially to the effect that -- based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) -- for federal income tax purposes:

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(a)           The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)           The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)           The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)           The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)           A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)           A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)           For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization.  Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7           Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8           The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company.  Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

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5.9           At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.           EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager shall bear the total Reorganization Expenses.  The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses.  The Manager will pay all costs in connection with the termination of the Existing Fund.  Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.  The Old Trust must submit for reimbursement to the Manager, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.           ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies.  The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.           TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1           By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before December 31, 2012, or such other date as to which the Investment Companies agree; or

8.2           By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.           AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests.  No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

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10.           SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.           MISCELLANEOUS

11.1           This Agreement shall be governed by and construed in accordance with the internal laws of Massachusetts, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2           Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3           Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof.  Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4           This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company.  The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

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IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

PROFESSIONALLY MANAGED PORTFOLIOS, on behalf
of the New Fund listed on Schedule A

By:  /s/ Eric W. Falkeis
Eric W. Falkeis
President

UNIFIED SERIES TRUST, on behalf of the Existing Fund
listed on Schedule A

By:  /s/ John C. Swhear
John C. Swhear
Interim President

Solely for purposes of paragraph 6,

BECKER CAPITAL MANAGEMENT, INC.

By:  /s/ Janeen McAninch
Janeen McAninch, CEO

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    Appendix A- 14

SCHEDULE A

Existing Fund Unified Series Trust	To be Reorganized into	New Fund Professionally Managed Portfolios
Becker Value Equity Fund	è	Becker Value Equity Fund

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Appendix B

SHAREHOLDER INFORMATION FOR BECKER VALUE EQUITY FUND

Ownership of Securities of the Fund.  As of the Record Date (June 26, 2012), the Existing Fund had the following number of shares issued and outstanding.

Shares Issued & Outstanding as of June 26, 2012	Retail Shares	Institutional Shares
Becker Value Equity Fund	6,246,828	3,421,427

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Becker Value Equity Fund:

Principal Shareholders and Control Persons as of June 26, 2012	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?
Retail Class Shares	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	31.92%	Record

	National Financial Services, LLC 200 Liberty St. One World Financial Center New York, NY 10281	11.29%	Record

	TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.25%	Record

Institutional Class Shares	Commercial Properties P.O. Box 1012 Salem, OR 97308	53.33%	Record

	ICMA Retirement Corporation 777 North Capital Street NE Washington, DC 20002	18.39%	Record

As of the Record Date no beneficial shareholder owned 25% or more of the outstanding shares of the Fund or a class of the Fund, and as such, no beneficial shareholder would be presumed to be in “control” (as that term is defined in the 1940 Act) of the Fund or that class.  Beneficial shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund.

As of June 26, 2012, the officers and trustees of the UST, as a group, did not own any shares of the Becker Value Equity Fund.  As of June 26, 2012, the officers and trustees of PMP as a group did not own any shares of the Fund.

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  Appendix B - 1

Appendix C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION

Description of Classes
The following table lists the key features of the Fund’s Retail Class and Institutional Class shares.

	Retail Class	Institutional Class
Minimum Initial Investment	$2,500	$250,000
Subsequent Minimum Investment	$100	$100
Waiver/Reduction of Investment Minimums	The Advisor may waive or reduce the initial or subsequent minimum investment amounts in certain circumstances.	Although not limited to the list below, the Advisor may waive or reduce the initial or subsequent minimum investment amounts in any of following circumstances:
		·	Retirement, defined benefit and pension plans with plan assets of at least $25 million;
		·	Bank or Trust companies investing for their own accounts or acting in a fiduciary or similar capacity;
		·	Institutional clients of the Advisor;
		·	Trustees and Officers of the Trust; and
		·	Employees of the Advisor and its affiliates and their immediate families(i.e., parent, child, spouse, domestic partner, sibling, step or adopted relationships, grandparent, grandchild and Uniform Gift or Transfer to Minors Act accounts naming qualifying persons).

Fees	• Redemption Fee of 1.00% if shares are redeemed less than 30 days from purchase (with some exceptions)	·	Redemption Fee of 1.00% if shares are redeemed less than 30 days from purchase (with some exceptions).
· Shareholder Services Fee equal to 0.25% of the average daily net assets of the Fund’s Retail Class.
Conversion Feature
Subject to the Advisor’s approval, if investors currently holding Retail Class shares meet the criteria for eligible investors and would like to convert to Institutional Class shares, there are no tax consequences and investors are not subject to the redemption fees.  To inquire about converting your Retail Class shares to Institutional Class shares, please call (800) 551-3998.
None

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Appendix C - 1

	Retail Class	Institutional Class
Eligible Investors
Offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into a selling agreement with the Fund’s distributor, or directly through the distributor.
Institutional Class shares can be purchased directly through the distributor or other financial institutions, which may charge transaction fees with respect to your purchase

Special Instructions for Institutional Class Shares
The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations.  Institutional Class shares may also be offered through Financial Intermediaries that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.  If you are purchasing shares through a Financial Intermediary, you must follow the procedures established by your Financial Intermediary.  Your Financial Intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent.  Your Financial Intermediary holds the shares in your name and receives all confirmations of purchases and sales.  Financial Intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at (800) 551-3998 or follow the instructions under “Purchase By Mail,” “Purchase By Telephone” and “Purchase By Wire.”

As indicated in the table above, the minimum initial investment for Institutional Class shares may be waived or reduced by the Advisor at any time.

General Information
You may purchase or sell (redeem) the Fund’s shares at the net asset value of a share (“NAV”), minus any applicable redemption fee, next calculated after the Transfer Agent receives your request in proper form.  For instance, if the Transfer Agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day’s NAV.  The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

When and How NAV is Determined
The Fund calculates its NAV as of the close of the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern Time) on each weekday except days when the NYSE is closed.  The time at which the NAV is calculated may change in case of an emergency.  For more information, please see “NYSE Holiday Schedule” below.

The Fund’s NAV is determined by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities, which are valued at amortized cost.  Exchange-traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally, 4:00 p.m., Eastern Time) on each Fund business day.  In the absence of sales, such securities are valued at the mean of the last bid and ask price.  Non-exchange-traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Fixed income securities may be valued at prices supplied by the Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.  Investments in other open-end regulated investment companies are valued at their NAV.  If the Fund invests in securities that trade on foreign securities markets on days other than the Fund business day, the value of the Fund’s portfolio may change on days that shareholders will not be able to purchase or redeem Fund Shares.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Advisor believes that the prices or values available are unreliable.  Market quotations may not be readily available or may be unreliable if, among other things: (1) the exchange on which the Fund portfolio security is principally traded closes early; (2) trading in a particular portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV; or (3) events occur after the close of the securities markets on which the Fund’s portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

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  Appendix C - 2

Fair value pricing is based on subjective factors and as a result, the fair value price of a security may differ from the security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE Holiday Schedule.  The NYSE is open every day, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), President’s Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November), and Christmas Day.  Exchange holiday schedules are subject to change without notice.  The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund’s portfolio investments trade in markets on days when the Fund is not open for business, the Fund’s assets may vary on those days.  In addition, trading in certain portfolio investments may not occur on days the Fund is open for business.  If the exchange or market on which the Fund’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time.  For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

How to Buy Shares
You may purchase shares of the Fund by completing an account application.  Your order will not be accepted until the completed account application is received by the Transfer Agent.  Account applications will not be accepted unless they are accompanied by payment in U.S. dollars, drawn on a domestic (United States) financial institution.  If your payment is returned for any reason, a $25 fee will be assessed against your account.  You will also be responsible for any losses suffered by the Fund as a result.  The Fund does not issue share certificates.  The Fund reserves the right to reject any purchase in whole or in part.  The Fund and the Advisor also reserve the right to accept in-kind contributions of securities in exchange for shares of the Fund.

The Fund will not accept payment in cash, money orders and cashier’s checks, unless the cashier’s check is in excess of $10,000.  In addition, to prevent check fraud, the Fund does not accept third party checks, U.S. Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks or any conditional order or payment.

Minimum Investments.  To purchase shares of the Fund, you must make a minimum initial investment for each applicable class as listed in the table on page1.  The minimum investment requirements may be waived from time to time.

Checks For all accounts, including individual, sole proprietorship, joint, Uniform Gift to Minors Act (“UGMA”) or Uniform Transfer to Minors Act (“UTMA”) accounts, the check must be made payable to “Becker Value Equity Fund.”  A $25 charge may be imposed on any returned checks.

ACH Refers to the “Automated Clearing House” System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.  Your financial institution may charge you a fee for this service.

Wires Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us.  Your financial institution may charge you a fee for this service.

If the Fund does not have a reasonable belief of the identity of a shareholder, the account application will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information/documentation is not received.

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  Appendix C - 3

In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at (800) 551-3998 if you need additional assistance when completing your account application.

Shares of the Funds have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchasing By Mail.  To purchase the Fund’s shares by mail, complete and sign the account application and mail it, along with a check made payable to the “Becker Value Equity Fund” to:

Regular Mail Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

If you are making a subsequent purchase, detach the stub that is attached to the account statement you will receive after each transaction and mail it with a check made payable to the “Becker Value Equity Fund” in the envelope provided with your statement or to the address noted above.  You should write your account number on the check.  If you do not have the stub from your account statement, include your name, address and account number on a separate piece of paper.

Purchasing By Telephone.  Initial Investment. See “Purchasing By Wire.”

Subsequent Investments. If your completed and signed Account application has been received by the Fund and your account has been open for at least 15 days, you may purchase additional shares by telephoning the Fund toll free at (800) 551-3998 (unless you declined telephone purchase privileges on your Account application).  Telephone orders will be accepted via electronic funds transfer from your pre-designated bank account through the ACH network.  You must have banking information established on your account prior to making a purchase by telephone.  Only bank accounts held at domestic institutions that are ACH members may be used for telephone transactions.  If your order is received prior to 4:00 p.m., Eastern Time, shares will be purchased at the NAV next calculated.  For security reasons, requests by telephone may be recorded.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  If you are unable to contact the Fund by telephone, you may make your request in writing.

Purchasing By Wire.

Initial Investment. If you are making your first investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed account application via mail, overnight delivery or facsimile.  Upon receipt of your completed account application, an account will be established for you and a service representative will contact you within 24 hours to provide you with an account number and wiring instructions.

Once your account has been established, you may instruct your bank to initiate the wire using the instructions you were given.  Prior to sending the wire, please call the Transfer Agent at (800) 551-3998 to advise of your wire to ensure proper credit upon receipt.  Your bank must include the name of the Fund, your name and account number so that your wire can be correctly applied.

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  Appendix C - 4

Subsequent Investments.  If you are making a subsequent purchase, your bank should wire funds as indicated below.  Before each wire purchase, you should be sure to notify the Transfer Agent at (800) 551-3998 to advise them of your intent to wire funds.  It is essential that your bank include the name of the Fund and your name and account number in all wire instructions.  Your bank may charge you a fee for sending a wire to the Fund.

Your bank should transmit immediately available funds by wire in your name to:

U.S. Bank National Association
777 E. Wisconsin Avenue
Milwaukee, WI  53202
ABA Routing Number 075000022
For credit to U.S. Bancorp Fund Services, LLC
DDA #112-952-137
For further credit to:        Becker Value Equity Fund
Shareholder Registration
Shareholder Account Number

Wired funds must be received prior to 4:00 p.m., Eastern Time, to be eligible for same day pricing.  Neither the Fund nor U.S. Bank N.A. is responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.  If you have questions about how to invest by wire, you may call the Fund at (800) 551-3998.

Purchasing Through Financial Intermediaries.  You may buy and sell shares of the Fund through certain financial intermediaries and their agents that have made arrangements with the Fund and are authorized to buy and sell shares of the Fund (collectively, “Financial Intermediaries”).  Your order will be priced at the Fund’s NAV next computed after it is received by a Financial Intermediary and accepted by the Fund.  A Financial Intermediary may hold your shares in an omnibus account in the Financial Intermediary’s name and the Financial Intermediary may maintain your individual ownership records.  The Fund may pay the Financial Intermediary for maintaining individual ownership records as well as providing other shareholder services.  Financial Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them.  Financial Intermediaries are responsible for placing your order correctly and promptly with the Fund, forwarding payment promptly, as well as ensuring that you receive copies of the Fund’s Prospectus.  If you transmit your order with these Financial Intermediaries before the close of regular trading (generally, 4:00 p.m., Eastern Time) on a day that the NYSE is open for business, your order will be priced at the Fund’s NAV next computed after it is received by the Financial Intermediary.  Investors should check with their Financial Intermediary to determine if it is subject to these arrangements.

Purchasing Through the Automatic Investment Plan.  Subsequent Investments.  For your convenience, the Fund offers an Automatic Investment Plan (“AIP”).  Under this AIP, after your initial minimum investment, you authorize the Fund to withdraw from your personal checking account each month an amount that you wish to invest, which must be at least $100.  If you wish to enroll in the AIP, complete the appropriate section on the Account application.  Your signed Account application must be received at least 15 business days prior to the initial transaction.  A $25 fee will be imposed if your AIP transaction is returned for any reason.  The Fund may terminate or modify this privilege at any time.  You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal.  Please contact your financial institution to determine if it is an ACH member.  Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals.  However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets.  By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high.  Please call (800) 551-3998 for additional information regarding the Fund’s AIP.

Retirement Plans.  The Fund offers IRA plans.  You may obtain information about opening an IRA by calling (800) 551-3998.  If you wish to open a Keogh, Section 403(b) or other retirement plan, please contact your Financial Intermediary.

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  Appendix C - 5

How to Sell Shares
In general, orders to sell or “redeem” shares can be placed directly with the Fund; however if you purchased your shares through a financial intermediary, your redemption order must be placed with that same authorized intermediary.  You may redeem part or all of your shares at the next determined NAV after the Fund receives your order.  You should request your redemption prior to the close of the NYSE, generally, 4:00 p.m., Eastern Time, to obtain that day’s closing NAV.  Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

By Mail.  You may redeem your shares by simply sending in a written request to the Transfer Agent.  You should give your account number and state whether you want all or some of your shares redeemed.  The letter should be signed by all of the shareholders whose names appear on the account registration and, if necessary, should include a signature guarantee(s).  No redemption request will become effective until all documents have been received in proper form by the Transfer Agent.  Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization).  Shareholders should contact the Transfer Agent at (800) 551-3998 for further information concerning documentation required for a redemption of Fund shares.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to a 10% withholding tax.

Redemption requests in writing should be sent to:

Regular Mail Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Overnight or Express Mail Becker Value Equity Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box of purchase orders or redemption requests, does not constitute receipt by the Transfer Agent.

By Telephone and Wire.  You may redeem Fund shares unless you declined telephone redemption privileges on your account application.  Once a telephone transaction has been placed, it cannot be cancelled or modified.  During periods of high market activity, you may encounter higher than usual wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.  You may make your redemption request in writing.

You may redeem up to $100,000 in shares by calling the Fund at (800) 551-3998 prior to the close of trading on the NYSE, generally, 4:00 p.m., Eastern Time.  Redemption proceeds will be sent on the next business day to the mailing address that appears on the Fund’s records.  Per your request, redemption proceeds may be wired (minimum of $5,000) or may be sent via electronic funds transfer through the ACH network, to your pre-designated bank account.  There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades.  There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit.  Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine.  The telephone call may be recorded and the caller may be asked to verify certain personal identification information.  If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine.  This includes fraudulent or unauthorized requests.  The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders.  Once a telephone transaction has been placed, it cannot be canceled or modified.  If you have a retirement account, you may not redeem shares by telephone.  Telephone trades must be received by or prior to market close.  During periods of high market activity, shareholders may encounter higher than usual call wait times.  Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

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Through Financial Intermediaries. You may redeem Fund shares through your Financial Intermediary.  Redemptions made through a Financial Intermediary may be subject to procedures established by that institution.  Your Financial Intermediary is responsible for sending your order to the Fund and for crediting your account with the proceeds.  For redemptions through Financial Intermediaries, orders will be processed at the NAV next effective after receipt of the order by a Financial Intermediary.  Please keep in mind that your Financial Intermediary may charge additional fees for its services.

Through the Systematic Withdrawal Plan. As another convenience, you may redeem Fund shares through the Systematic Withdrawal Plan (“SWP”), if you own shares with a value of at least $10,000.  Under the SWP, shareholders or their Financial Intermediaries may request that a check drawn in a predetermined amount be sent to them each month, each quarter or annually.  If you elect this method of redemption, the minimum amount that may be withdrawn each month is $250.  If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network.  For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account.  This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty.  You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of the Fund’s shares, and may result in a gain or loss for federal income tax purposes.  In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.  To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application.  Please call (800) 551-3998 for additional information regarding the Fund’s SWP.

Account and Transaction Policies

Fund Rights.  The Fund may temporarily suspend (during unusual market conditions) or discontinue any service or privilege, including automatic investments, systematic withdrawals and wire redemption privileges.

Timing of Receiving Redemption Proceeds. Proceeds will generally be sent no later than seven calendar days after the Fund receives your redemption request.  Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.  Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds.  Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Redemption requests will be sent to the address of record.  The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.  If the proceeds of redemption are requested to be sent to an address other than the address of record, or if the address of record has been changed within 30 days of the redemption request, the request must be in writing with your signature guaranteed.

Redemptions In-Kind.  The Fund reserves the right to pay redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”).  It is not expected that the Fund would do so except during unusual market conditions or if the redemption amount is large enough to affect the Fund’s operations (e.g., if it represents more than 1% of the Fund’s assets).  If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash and will bear any market risks associated with such securities until they are converted into cash.  A redemption in-kind is treated as a taxable transaction and a sale of the redeemed shares, generally resulting in capital gain or loss to you, subject to certain loss limitation rules.

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Redemption Fees.  The Fund is intended for long-term investors.  Short-term “market-timers” that engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders.  For these reasons, the Fund will assess a 1.00% fee on the redemption of Fund shares held for 30 days or less.  The Fund uses the “first in first out” (“FIFO”) method to determine the holding period; this means that if you purchase shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies.  The redemption fee is deducted from your proceeds and is retained by the Fund for the benefit of its long-term shareholders.  This fee does not apply to (1) shares purchased through reinvested dividends or capital gains; (2) Fund redemptions under the Fund’s SWP; (3) the redemption of shares previously purchased under an AIP; (4) the involuntary redemption of low balance accounts; or (5) sales of Fund shares made in connection with non-discretionary portfolio rebalancing associated with certain asset-allocation programs managed by fee-based investment advisors, certain wrap accounts and certain retirement plans.  The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for 30 days or less, the Fund may not always be able to track short-term trading effected through Financial Intermediaries in non-disclosed or omnibus accounts.  While the Fund has entered into information sharing agreements with such Financial Intermediaries as described under “Tools to Combat Frequent Transactions” which contractually require such Financial Intermediaries to provide the Fund with information relating to its customers investing in the Fund through non-disclosed or omnibus accounts, the Fund cannot guarantee the accuracy of the information provided to them from Financial Intermediaries and may not always be able to track short-term trading effected through these Financial Intermediaries.  In addition, because the Fund is required to rely on information provided by the Financial Intermediary as to the applicable redemption fee, the Fund cannot ensure that the Financial Intermediary is always imposing such fee on the underlying shareholder in accordance with the Fund’s policies.

Tools to Combat Frequent Transactions. The Board has adopted a policy regarding excessive trading.  The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance.  The Fund takes steps to reduce the frequency and effect of these activities in the Fund.  These steps may include, among other things, monitoring trading activity, imposing redemption fees, if necessary, or using fair value pricing when appropriate, under procedures as adopted by the Board, when the Advisor determines current market prices are not readily available.  As approved by the Board, these techniques may change from time to time as determined by the Fund in its sole discretion.

In an effort to discourage abusive trading practices and minimize harm to the Fund and its shareholders, the Fund reserves the right, in its sole discretion, to reject any purchase order or exchange request, in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in the Fund’s shares is believed by the Advisor to be harmful to the Fund) and without prior notice.  The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect the Fund’s performance.  Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur.  The Fund seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that it believes is consistent with shareholder interests.  Except as noted in the Prospectus, the Fund applies all restrictions uniformly in all applicable cases.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive.  In particular, since the Fund receives purchase and sale orders through Financial Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading.  However, the Fund will work with Financial Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades.  In this regard, the Fund has entered into information sharing agreements with Financial Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at its request, certain information relating to its customers investing in the Fund through non-disclosed or omnibus accounts.  The Fund will use this information to attempt to identify abusive trading practices.  Financial Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies.  However, the Fund cannot guarantee the accuracy of the information provided to it from Financial Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts.  As a consequence, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

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  Appendix C - 8

Signature Guarantees.  The Fund and/or Transfer Agent may require a signature guarantee for certain redemption requests.  A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee of each owner is required in the following situations:

•	For all redemption requests in excess of $100,000;

•	If a change of address request has been received by the Transfer Agent within the last 30 days;

•	When ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or Transfer Agent may require a signature guarantee in other instances based on the circumstances relative to the particular situation.  Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”).  A notary public is not an acceptable signature guarantor.

Low Balance Accounts.  The Fund may redeem the shares in your account and send you the proceeds if the value of your account is less than $1,000 ($500 for IRAs) as a result of redemptions you have made.  You will be notified that the value of your account is less than the amount mentioned above before the Fund makes an involuntary redemption.  You will then have 60 days in which to make an additional investment to bring the value of your account to at least $1,000 ($500 for IRAs) before the Fund takes any action.

Lost Accounts.  It is important that the Fund maintain a correct address for each investor.  An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account.  If the Fund is unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The investor’s last known address of record determines which state has jurisdiction.

Householding. In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, supplements, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts.  Call toll-free at (800) 551-3998 to request individual copies of these documents or if your shares are held through a Financial Intermediary please contact them directly.  The Fund will begin sending individual copies 30 days after receiving your request.  This policy does not apply to account statements.

Unclaimed Property.  Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.

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  Appendix C - 9

DISTRIBUTIONS AND TAXES

Dividends and Distributions
Dividends from net investment income and distributions from net capital gains from the sale of securities are distributed at least annually.  Net investment income generally consists of interest income and dividends received on investments, less expenses.

The Fund typically distributes any undistributed net investment income each December.  Any net capital gains realized through the period ended October 31 of each year also are typically distributed by December 31 of each year.  The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; (2) reinvest dividends in additional Fund shares and receive capital gain distributions in cash; or (3) receive all dividends and capital gain distributions in cash.  If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution.  If you elect to receive dividends and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.  Distributions made by the Fund will be taxable to shareholders whether received in additional shares or in cash.

Tax Consequences
The Fund has elected and intends to continue to qualify to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, the Fund will not be subject to federal income tax if it distributes its income as required by the tax law and satisfy certain other requirements that are described in the SAI.  The Fund generally operates in a manner such that it will not be liable for federal income or excise taxes on its taxable income and capital gains distributed to shareholders.

The Fund intends to make distributions of dividends and capital gains.  In general, Fund distributions are taxable to shareholders as ordinary income or qualified dividend income.  The rate of tax you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares.  There is no requirement that the Fund take into consideration any tax implications when implementing its strategy.  You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.  Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.

Dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year will be treated as paid in December for tax purposes.

All distributions generally reduce the NAV of the Fund’s shares by the amount of the distribution.  If you purchase shares prior to a distribution, the distribution will be taxable to you even though economically it may represent a return on your investment.

If you sell your Fund shares, it is considered a taxable event for you.  You generally will have a taxable gain or loss on the sale, with the amount determined by comparing the sale price of the shares you sell, to your adjusted tax basis at the time of such sale, which generally will be your purchase price with certain adjustments.  You are responsible for paying any tax liabilities generated by your transaction.

By law, the Fund must withhold as backup withholding a percentage (currently 28%) of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding or if the Internal Revenue Code instructs the Fund to do so.

As required by U.S. Treasury regulations governing tax practice, you are hereby advised that any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the Internal Revenue Code.  The advice was prepared for the Fund.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.  Additional information concerning the taxation of the Fund and its shareholders is contained in the SAI.

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  Appendix C - 10

INDEX DESCRIPTIONS

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Direct investment in an index is not possible.

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  Appendix C - 11

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the New Fund will be the accounting survivor of the Existing Fund.  The following financial highlights tables are intended to help you understand the Existing Fund’s financial performance for the period shown below.  The total return presented in the table represents the rate that an investor would have earned on an investment in the Fund for the stated period (assuming reinvestment of all Fund distributions).  The information presented in the tables below for the years ended October 31 has been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request.  The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

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  Appendix D - 1

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

Retail Class
	Six Month Period Ended April 30, 2012 (Unaudited)(h)		2011		2010	2009	2008		2007
Net Asset Value, beginning of period	$12.71		$12.22		$11.08	$9.86	$15.17		$14.20
Net investment income	0.10		0.22		0.13	0.14	0.13		0.16
Net realized and unrealized gain (loss) on investments	1.34		0.42		1.14	1.20	(4.37)		1.40
Total from investment operations	1.44		0.64		1.27	1.34	(4.24)		1.56
Distributions from net investment income	(0.17)		(0.15)		(0.13)	(0.12)	(0.16)		(0.14)
Distributions from net realized gain on investment transactions	--		--		--	--	(0.91)		(0.45)
Total distributions	(0.17)		(0.15)		(0.13)	(0.12)	(1.07)		(0.59)
Paid in capital from redemption fees(a)	--		--		--	--	--		--
Net Asset Value, end of period	$13.98		$12.71		$12.22	$11.08	$9.86		$15.17
Total return(b)	11.43	%(f)	5.20%		11.51%	13.91%	-29.83%		11.18%
Net Assets, at end of period (000 omitted)	$88,509		$82,221		$107,624	$81,962	$57,539		$68,211
Ratio of Expenses to Average Net Assets	0.93	%(g)	0.95	%(d)	0.95%	0.95%	0.99	%(c)	1.00%
Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor	1.11	%(g)	1.09%		1.14%	1.36%	1.33%		1.31%
Ratio of Net Investment Income to Average Net Assets	1.49	%(g)	1.33%		1.19%	1.62%	1.10%		1.14%
Ratio of Net Investment Income to Average Net Assets before waiver & reimbursement by Advisor	1.31	%(g)	1.19%		1.00%	1.21%	0.76%		0.83%
Portfolio Turnover Rate	11.95	%(f)	34.33%		18.29%	44.97%	45.97%		38.95%
____________________
(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	Effective September 1, 2008, the Advisor contractually agreed to lower the Fund’s expense cap to 0.95%. Prior to September 1, 2008, the Fund’s expense cap was 1.00%.
(d)
The Advisor contractually has agreed to cap certain operating expenses (excluding Administrative Services Plan fees and indirect expenses such as acquired fund fees) of the Fund at 0.68% through February 28, 2013.  Prior to August 23, 2011, the Fund’s expense cap was 0.95%.

(e)	For the period September 2, 2011 (commencement of operations) to October 31, 2011.
(f)	Not annualized.
(g)	Annualized.
(h)	For the six months ended April 30, 2012 (Unaudited).

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  Appendix D - 2

Becker Value Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

Institutional Class
	Six Month Period Ended April 30, 2012 (Unaudited)		2011(c)
Net Asset Value, beginning of period	$12.72		$12.29
Net investment income	0.11		0.02
Net realized and unrealized gain (loss) on investments	1.34		0.41
Total from investment operations	1.45		0.43
Distributions from net investment income	(0.18)		--
Distributions from net realized gain on investment transactions	--		--
Total distributions	(0.18)		--
Paid in capital from redemption fees(a)	--		--
Net Asset Value, end of period	$13.99		$12.72
Total return(b)	11.52	%(d)	3.50	%(d)
Net Assets, at end of period (000 omitted)	$47,968		$41,118
Ratio of Expenses to Average Net Assets	0.68	%(e)	0.68	%(e)
Ratio of Expenses to Average Net Assets before waiver & reimbursement by Advisor	0.86	%(e)	0.80	%(e)
Ratio of Net Investment Income to Average Net Assets	1.74	%(e)	1.37	%(e)
Ratio of Net Investment Income to Average Net Assets before waiver & reimbursement by Advisor	1.56	%(e)	1.25	%(e)
Portfolio Turnover Rate	11.95	%(d)	34.33%
____________________

(a)	Redemption fees resulted in less than $0.005 per share in each period.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c)	For the period September 2, 2011 (commencement of operations) to October 31, 2011.
(d)	Not annualized.
(e)	Annualized.

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  Appendix D - 3

PART B

STATEMENT OF ADDITIONAL INFORMATION

July 12, 2012

THE REORGANIZATION OF

Becker Value Equity Fund
(a series of Unified Series Trust (“UST”))
INTO
Becker Value Equity Fund
(a series of Professionally Managed Portfolios (“PMP”))

This Statement of Additional Information dated July 12, 2012 (the “SAI”) is not a prospectus.  A proxy statement/prospectus dated July 12, 2012 (the “proxy statement/prospectus”) related to the above referenced matter may be obtained from Professionally Managed Portfolios (the “Trust” or “PMP”), on behalf of the Becker Value Equity Fund, by writing or calling PMP at the address and telephone number shown above.  This SAI should be read in conjunction with such information statement/prospectus.

You should rely only on the information contained in this SAI and the proxy statement/prospectus.  PMP has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

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1.	The Statement of Additional Information for the Becker Value Equity Fund (a series of UST), dated February 28, 2012.

2.	The audited financial statements of the Becker Value Equity (a series of UST) for the fiscal year ended October 31, 2011.

3.	The Semi-Annual Report to Shareholders of the Becker Value Equity Fund (a series of UST) for the period ended April 30, 2012.

4.	The Statement of Additional Information for the Becker Value Equity (a series of PMP), dated July 12, 2012.

Incorporation by Reference

The following documents are incorporated by reference into this SAI:

•
The Statement of Additional Information for the Becker Value Equity Fund, dated February 28, 2012, is incorporated by reference to Post-Effective Amendment No. 218 to UST’s Registration Statement on Form N-1A (File No. 811- 21237), filed with the SEC on February 28, 2012.

•
The audited financial statements of the Becker Value Equity Fund dated October 31, 2011 are incorporated by reference to the Amended Annual Report of the Becker Value Equity Fund for the fiscal year ended October 31, 2011, filed on Form N-CSR (File No. 811-21237) with the SEC on January 27, 2012.

•
The Semi-Annual Report to Shareholders of the Becker Value Equity Fund for the period ended April 30, 2012 are incorporated by reference to Unified Series Trust’s Form N-CSR that was previously filed with the SEC on July 6, 2012.

Table of Contents - Statement of Additional Information

BECKER VALUE EQUITY FUND

Retail Class (BVEFX)
Institutional Class (BVEIX)

A Series of Professionally Managed Portfolios

STATEMENT OF ADDITIONAL INFORMATION

July 12, 2012

TABLE OF CONTENTS

DESCRIPTION OF THE TRUST, THE PREDECESSOR FUND AND THE FUND

The Trust is a Massachusetts business trust organized on February 24, 1987, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Prior to May 1991, the Trust was known as the Avondale Investment Trust.  The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series.  The Trust consists of various series that represent separate investment portfolios.  The Board may, from time to time, issue other series, the assets and liabilities of which will be separate and distinct from any other series.  This SAI relates only to the Fund.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations.  However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust.

The Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or the Trust.  The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or the Trust and satisfy any judgment thereon.  All such rights are limited to the assets of the Fund.  The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities.  However, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Becker Value Equity Fund was organized as a diversified series of Unified Series Trust on June 9, 2003.  The Predecessor Fund commenced operations on November 3, 2003 (the “Predecessor Fund”).  It is expected that on or about August 24, 2012, the Predecessor Fund will reorganized into a newly formed series of the Trust with the same name, the Becker Value Equity Fund (the “Fund”).  Prior to August 23, 2011, the Predecessor Fund offered a single class of shares.  Effective August 23, 2011, the Predecessor Fund re-designated its existing class of shares as Retail Class shares and added an Institutional Class of shares.  The investment advisor to the Predecessor Fund and the Fund is Becker Capital Management, Inc. (the “Advisor”).

The Fund currently offers two classes of shares, Retail Class and Institutional Class.  Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees.  Expenses attributable to any class are borne by that class.  On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.  Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole.  The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates.  All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) for the account of the shareholder.  The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected.  In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series.  Expenses attributable to any series are borne by that series.  Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.  No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Table of Contents - Statement of Additional Information

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus.  For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers to receive on its behalf purchase and redemption orders.  Such brokers would be authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.  The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.

Customer orders will be priced at the net asset value of the applicable share class next computed after they are received by an authorized broker or the broker’s authorized designee and accepted by the Fund.  The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available.  The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.  The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series of the Trust.  The Fund’s Prospectus and this SAI are a part of the Trust’s Registration Statement filed with the SEC.  Copies of the Trust’s complete Registration Statement may be obtained from the SEC upon payment of the prescribed fee or may be accessed free of charge at the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

Recent Regulatory Events
The U.S. Government, the Federal Reserve, the Treasury, the SEC, the Federal Deposit Insurance Corporation and other governmental and regulatory bodies have recently taken or are considering taking actions to address the financial crisis.  These actions include, but are not limited to, the enactment by the United States Congress of the “Dodd-Frank Wall Street Reform and Consumer Protection Act,” which was signed into law on July 21, 2010 and imposes a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general, and proposed regulations by the SEC.  Given the broad scope, sweeping nature, and relatively recent enactment of some of these regulatory measures, the potential impact they could have on securities held by the Fund is unknown.  There can be no assurance that these measures will not have an adverse effect on the value or marketability of securities held by the Fund.  Furthermore, no assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to the economic crisis or otherwise, and the effect of such actions, if taken, cannot be known.

Table of Contents - Statement of Additional Information

Recent Economic Events
While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time, 2010 and the beginning of 2011 witnessed more stabilized economic activity as expectations for an economic recovery increased.  However, risks to a robust resumption of growth persist including:  a weak consumer weighed down by high rates of debt and unemployment, the growing size of the federal budget deficit and national debt, and the threat of inflation.  In 2010, several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain, and Portugal, began to face budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries.  There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy amount European Economic and Monetary Union (“EMU”) member countries.  Member countries are required to maintain tight controls over inflation, public debt, and budget deficit to qualify for membership in the European EMU.  These requirements can severely limit European EMU member countries’ ability to implement monetary policy to address regional economic conditions.  A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

ACommon Stock and Common Stock Equivalents.  Equity securities in which the Fund will invest include common stock and common stock equivalents (such as rights and warrants, and convertible securities).  Warrants are options to purchase equity securities at a specified price valid for a specific time period.  Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

Warrants are instruments that entitle the holder to buy underlying equity securities at a specific price for a specific period of time.  A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date.  In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.  Rights are similar to warrants, but normally have shorter durations.

Other Investment Companies.  The Fund may invest in the securities of other registered investment companies, subject to the limitations set forth in the Investment Company Act of 1940, as amended, (the “1940 Act”).  Investments in the securities of other investment companies will likely result in the duplication of advisory fees and certain other expenses.  By investing in another investment company, the Fund becomes a shareholder of that investment company.  As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations.

Section 12(d)(1)(A) of the 1940 Act generally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund.  There are some exceptions, however, to these limitations pursuant to various rules promulgated by the SEC.

In accordance with Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price including a sales load that exceeds the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to a fund of funds (i.e., 8.5%).

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Exchange Traded Funds. The Fund may also invest in exchange-traded funds (“ETFs”).  When the Fund invests in ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the ETF.  In connection with its investments in ETFs, the Fund will incur higher expenses, many of which may be duplicative.  In addition, the Fund may be affected by losses of an underlying ETF and the level of risk arising from such ETF’s investment practices. The Fund has no control over the investments and related risks taken by the ETFs in which it invests. ETFs in particular are also subject to the following additional risks: (i) the ETF’s shares  may trade at a market price that is above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.  To the extent these ETFs invest in smaller capitalization companies, the Fund’s investment is subject to the risks associated with smaller companies.  The earnings and prospects of smaller companies are more volatile than larger companies.  Smaller companies may experience higher failure rates than do larger companies.  The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Smaller companies may have limited markets, product lines or financial resources and may lack management experience.  To the extent the Fund invests in a sector product, the Fund is subject to the risks associated with that sector.  Additionally, the Fund may invest in new exchange-traded shares as they become available.  For purposes of determining the amount of Fund assets invested in equity and/or fixed income securities, the Fund will consider ETFs that invest primarily in equity securities to be equity securities, and those that invest primarily in fixed income securities will be deemed fixed income securities.

Foreign Securities.  The Fund may also invest in foreign securities, including through American Depositary Receipts (“ADRs”) and other dollar-denominated foreign securities.  ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security.  In addition to ADRs, certain other foreign securities may be denominated in U.S. dollars and trade on domestic stock exchanges.  Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments.  Securities of foreign companies may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries.  Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. When the Fund invests in ADRs or other dollar-denominated foreign securities, it generally will not be subject to currency risk.

Investing abroad also involves different political and economic risks.  Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention.  There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises.  Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments.  There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

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While the Fund intends to invest primarily in foreign companies located in developed countries, it may also invest in developing or emerging market securities.  The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia.  These countries may have relatively unstable governments and securities markets in which only a small number of securities trade.  Markets of developing or emerging countries may generally be more volatile than markets of developed countries.  Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Preferred Stock.  Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt.  As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate.  Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events.  The market price of convertible preferred stocks generally reflects an element of conversion value.  Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer.  Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism.  In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks.  All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds.  In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics.  Preferred stocks may be rated by Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund.  The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor.  Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Convertible Securities.  A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock.  The Fund may invest in convertible securities rated B or higher by Standard & Poor’s Corporation (“S&P”) or by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality.  Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings.  Securities rated lower than Baa by Moody’s or BBB by S&P are considered speculative.  In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest.  The market price of lower-rated securities generally responds to short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates.  Lower-rated securities will also be affected by the market’s perception of their credit quality and the outlook for economic growth.

In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

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The prices for these securities may be affected by legislative and regulatory developments.  For example, federal rules were adopted that required savings and loan associations gradually to reduce their holdings of high-yield securities.  An effect of this legislation may be to significantly depress the prices of outstanding lower-rated-securities.  The market for lower-rated securities may be less liquid than the market for higher-rated securities.  Furthermore, the liquidity of lower-rated securities may be affected by the market’s perception of their credit quality.  Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher-rated securities, and it also may be more difficult during certain adverse market conditions to sell lower-rated securities at their fair value to meet redemption requests or to respond to changes in the market.

If the rating of a security by S&P or Moody’s drops below B the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.  The Advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends.  While the Advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

Repurchase Agreements.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government (“U.S. Government Obligations”) (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase).  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.  However, the Fund intends to enter into repurchase agreements only with its custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.  The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Borrowing. The Fund may borrow money in amounts of up to one-third of its total assets (including the amount borrowed) from banks.  In addition, the Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions.  The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar objectives and policies.  Since substantially all of a Fund’s assets fluctuate in value, while the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Fund did not borrow funds.  In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds.  Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

Securities Lending. Although the Fund has no present intention to do so, the Fund reserves the right, pending receipt of Board approval, to lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio, subject to a maximum of 33% of the Fund’s net assets.  The SEC currently requires that the following conditions must be met whenever a Fund’s portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.  These conditions may be subject to future modification.  Such loans will be terminable at any time upon specified notice.  The Fund might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.  In addition, the Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year.  The principal risk of portfolio lending is potential default or insolvency of the borrower.  In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.  As part of participating in a lending program, the Fund may be required to invest in collateralized debt or other securities that bear the risk of loss of principal.  In addition, all investments made with the collateral received are subject to the risks associated with such investments.  If such investments lose value, the Fund will have to cover the loss when repaying the collateral.

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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily.  Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest.  During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral.

Reverse Repurchase Agreements.  Although the Fund has no intention to do so, the Fund reserves the right to borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund’s investment restrictions.  Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at the mutually agreed-upon date and price.  The Fund would enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions.  When the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets consistent with the Fund’s investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.  Such assets will include U.S. Government securities or other liquid, high-grade debt securities.

The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund’s investment risk.  If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Fund’s earnings or net asset value will increase faster than otherwise would be the case.  Conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.  The Fund will seek to enter reverse repurchase agreements only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities.  Reverse repurchase agreements are considered to be borrowing for the purpose of the Fund’s limitation on borrowing.

Rule 144A Securities.  Although the Fund has no present intention to do so, the Fund reserves the right to invest in Rule 144A securities that the Advisor determines to be liquid.  Rule 144A allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers.  Rule 144A securities are not considered to be illiquid or restricted for purposes of the Fund’s illiquid securities policy, if such securities satisfy the conditions enumerated in Rule 144A and are determined to be liquid by the Advisor in accordance with the requirements established by the Board of Trustees.  In determining the liquidity of such securities, the Advisor will consider, among other things, the following factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers or sellers of the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

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Real Estate Investment Trusts.  The Fund may invest in real estate investment trusts (“REITs”).  A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate.  Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income.  Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value.  Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans.  Hybrid REITs generally invest in both real property and mortgages.  Equity REITs will be treated as equity securities for purposes of calculating the percentage of the Fund’s assets invested in equity securities.  Mortgage REITs and hybrid REITs (which invest in mortgages and real property) will be treated as fixed income securities for purposes of calculating the percentage of the Fund’s assets invested in fixed income securities.

REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties.  Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified.  These characteristics subject REITs to the risks associated with financing a limited number of projects.  They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.  Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Short-Term Investments.  The Fund may invest in any of the following securities and instruments:

Debt Securities

The Fund may invest in corporate and U.S. Government debt securities.  Corporate debt securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  The Fund may invest in debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity.  The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.  The ratings for debt securities are described in Appendix A.

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Municipal Securities
The Fund may invest in municipal securities.  Municipal securities are issued by the states, territories and possessions of the United States, their political subdivisions (such as cities, counties and towns) and various authorities (such as public housing or redevelopment authorities), instrumentalities, public corporations and special districts (such as water, sewer or sanitary districts) of the states, territories, and possessions of the United States or their political subdivisions.  In addition, municipal securities include securities issued by or on behalf of public authorities to finance various privately operated facilities, such as industrial development bonds, that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports).

Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities.  Municipal securities are classified as general obligation or revenue bonds or notes. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable from revenue derived from a particular facility, class of facilities, or the proceeds of a special excise tax or other specific revenue source, but not from the issuer’s general taxing power.  The Fund will not invest more than 25% of its total assets in a single type of revenue bond. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets.  Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt.  The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits
The Fund may hold certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return.  Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity.  Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions which, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. government.

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In addition to buying certificates of deposit and bankers’ acceptances, the Fund also may make interest-bearing time or other interest-bearing deposits in commercial or savings banks.  Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes
The Fund may invest a portion of its assets in commercial paper and short-term notes.  Commercial paper consists of unsecured promissory notes issued by corporations.  Commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase A- or higher by S&P®, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality.  These rating symbols are described in the Appendix.

INVESTMENT LIMITATIONS

Fundamental.  The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and the Statement of Additional Information, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund.  Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.
Borrowing Money.  The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.  This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.
Senior Securities.  The Fund will not issue senior securities.  This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

3.
Underwriting.  The Fund will not act as underwriter of securities issued by other persons.  This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.
Real Estate.  The Fund will not purchase or sell real estate.  This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

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5.
Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.
Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.
Concentration.  The Fund will not invest 25% or more of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.
Diversification.  With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on the Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.  The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

2.
Margin Purchases.  The Fund will not purchase securities or evidences of interest thereon on “margin.”  This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

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3.
Illiquid Securities.  The Fund will not purchase illiquid securities which cannot be sold due to contractual or legal restrictions on resale, securities which are otherwise not readily marketable within seven days in the ordinary course of business at the value carried on the Fund’s books and repurchase agreements having a maturity of longer than seven days.

INVESTMENT ADVISOR

The Advisor is Becker Capital Management, Inc., 1211 SW Fifth Avenue, Suite 2185, Portland, Oregon, 97204.  Patrick E. Becker is Chairman of the Advisor and Janeen McAninch is C.E.O.  The Advisor is 100% employee-owned.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement.  The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 0.55% of the Fund’s average daily net assets as specified in the Fund’s Prospectus.  (Prior to August 23, 2011, the management fee for the Predecessor Fund was 0.85% of the average daily net assets.)  The Advisor may voluntarily agree to reduce a portion of the fees payable to it on a month-to-month basis.

The following table describes the advisory fees paid to the Advisor by the Predecessor Fund during the periods indicated.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver and Expense Reimbursement	Net Advisory Fees Paid
October 31, 2009	$652,865	($270,984)	$381,881
October 31, 2010	$819,000	($184,157)	$634,843
October 31, 2011	$942,969	($167,478)	$775,491

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expense, interest expense in connection with investment activities, tax, and extraordinary expenses) in order to the limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for shares of the Fund to 0.93% and 0.68% of the Fund’s Retail Class shares’ and Institutional Class shares’ average net assets, respectively (the “Expense Caps”).  The Expense Caps will remain in effect at least until February 28 2014, as shown in the Example contained in the Prospectus and may continue thereafter for an indefinite period, as determined by the Board.  The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years.  Any such reimbursement is subject to the Board’s review and approval.  This reimbursement may be requested by the Advisor if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the Expense Caps.

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About the Portfolio Managers

           Robert Schaeffer is the portfolio manager primarily responsible for the day-to-day management of the Fund.  Marian Kessler, Michael McGarr, Steve Laveson and Patrick Becker, Jr. assist with the management of the Fund (collectively referred to as the “Portfolio Managers”).  As of March 31, 2012, the Portfolio Managers were responsible for the management of the following types of accounts in addition to the Fund:

Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Robert Schaeffer	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 112	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $950 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Marian Kessler	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 47	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $198 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Patrick Becker, Jr.	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 297	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $550 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A
Mike McGarr	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 192	Investment Companies: NA Pooled Investment Vehicles: N/A Other Accounts: $239 million	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

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Portfolio Manager	Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Steve Laveson	Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

           Each Portfolio Manager is compensated for his or her services by the Advisor.  The Portfolio Managers’ compensation consists of a fixed salary and a discretionary bonus based on the following: (1) the Portfolio Manager’s overall contribution to client portfolios and the firm’s success, and (2) the annual pre-tax performance of the aggregate accounts managed by such Portfolio Manager (including the Predecessor Fund and the Fund) as compared to the performance of an appropriate benchmark.  For example, the pre-tax annual performance of the Advisor’s Large Cap Value portfolios are compared to that of the Russell 1000 Value Index, and the bonuses of the Portfolio Managers are determined accordingly.  Like all employees of the Advisor, Portfolio Managers participate in the Advisor’s profit sharing and pension plans.

It is generally the Advisor’s policy that investment decisions for all accounts managed by a Portfolio Manager be made based on a consideration of each account's respective investment objectives and policies, and other needs and requirements affecting the account.  Each Portfolio Manager typically manages accounts with similar investment strategies and, therefore, the Advisor does not anticipate conflicts of interests as a result of differing investment strategies.

Conflicts may arise as a result of a Portfolio Manager’s dual role in managing the Fund and other client accounts with respect to his or her allocation of time among such clients.  However, because of the similarities in the investment strategies of the various accounts, many of the Portfolio Managers’ duties overlap.  As a result of combining responsibilities such as research and stock selection, each Portfolio Manager has the ability to provide both the Fund and other clients with more thorough research and stock selection.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security.  Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.  On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.  In addition, the Advisor has adopted policies and procedures that are designed to address potential conflicts of interest relating to the allocation of investment opportunities by its managers.  In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made on a pro rata average price per share basis.

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           The following table shows the dollar range of equity securities beneficially owned by the Portfolio Managers in the Fund and Predecessor Fund as of March 31, 2012.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Schaeffer	$100,001 - $500,000
Marian Kessler	$100,001 - $500,000
Patrick Becker, Jr.	$500,001 - $1,000,000
Mike McGarr	$100,001 - $500,000
Steve Laveson	$100,001 - $500,000

TRUSTEES AND EXECUTIVE OFFICERS

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Independent Trustees of the Trust(1)
Dorothy A. Berry (born 1943) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term Since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly, Executive Vice President and Chief Operating Officer, Integrated Asset Management (investment adviser and manager) and formerly, President, Value Line, Inc. (investment advisory and financial publishing firm).	1	Trustee, PNC Funds, Inc.

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years
Wallace L. Cook (born 1939) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Investment Consultant; formerly, Chief Executive Officer, Rockefeller Trust Co., (prior thereto Senior Vice President), and Managing Director, Rockefeller & Co. (Investment Manager and Financial Advisor); formerly, Senior Vice President, Norton Simon, Inc.	1	The Dana Foundation; The University of Virginia Law School Foundation.
Carl A. Froebel (born 1938) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Formerly, President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Steven J. Paggioli (born 1950) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term Since May 1991.	Consultant, since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (mutual fund administrator).	1	Independent Trustee, The Managers Funds, Managers AMG Funds, Aston Funds; Advisory Board Member, Sustainable Growth Advisers, LP; Independent Director, Chase Investment Counsel.

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Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustees	Other Directorships Held During Past Five Years

Interested Trustee and Officers of the Trust
Eric W. Falkeis(3) (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	President Trustee	Indefinite Term; Since January 2011. Indefinite Term; Since September 2011.	Senior Vice President and Chief Financial Officer (and other positions), U.S. Bancorp Fund Services, LLC since 1997.	1	None.
Patrick J. Rudnick (born 1973) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term; Since November 2009.	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	Not Applicable.	Not Applicable.
Elaine E. Richards (born 1968) c/o U.S. Bancorp Fund Services, LLC 2020 E. Financial Way Suite 100 Glendora, CA 91741	Secretary	Indefinite Term; Since February 2008.	Vice President and Legal Compliance Officer, U.S. Bancorp Fund Services, LLC, since July 2007; formerly, Vice President and Senior Counsel, Wells Fargo Funds Management, LLC (2004-2007).	Not Applicable	Not Applicable
Donna Barrette (born 1966) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan St. Milwaukee, WI 53202	Chief Compliance Officer Anti-Money Laundering Officer Vice President	Indefinite Term: Since July 2011. Indefinite Term: Since July 2011. Indefinite Term: Since July 2011.	Vice President and Compliance Officer, U.S. Bancorp Fund Services, LLC since August 2004.	Not Applicable.	Not Applicable.
(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies to the Fund.  The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

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Additional Information Concerning the Board of Trustees

The Role of the Board
The Board oversees the management and operations of the Trust.  Like all mutual funds, the day-to-day management and operation of the Trust is the responsibility of the various service providers to the Trust, such as the Advisor, the Distributor, the Administrator, the Custodian, and the Transfer Agent, each of whom are discussed in greater detail in this Statement of Additional Information.  The Board has appointed various senior employees of the Administrator as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations.  In conducting this oversight, the Board receives regular reports from these officers and the service providers.  For example, the Treasurer reports as to financial reporting matters and the President reports as to matters relating to the Trust’s operations.  In addition, the Advisor provides regular reports on the investment strategy and performance of the Fund.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  These reports are provided as part of formal “Board Meetings” which are typically held quarterly, in person, and involve the Board’s review of recent operations.  In addition, various members of the Board also meet with management in less formal settings, between formal “Board Meetings,” to discuss various topics.  In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Structure, Leadership
The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively.  It has established four standing committees, a Nominating Committee, an Audit Committee, a Qualified Legal Compliance Committee, and a Valuation Committee, which are discussed in greater detail below under “Trust Committees”.  At least 80% of the Board is comprised of Trustees who are Independent Trustees, which are Trustees that are not affiliated with the Advisor, the principal underwriter, or their affiliates.  The Nominating Committee, Audit Committee and Qualified Legal Compliance Committee are comprised entirely of Independent Trustees.  The Chairman of the Board is an Independent Trustee.  The Board has determined not to combine the Chairman position and the principal executive officer position and has appointed the Sole Interested Trustee as the President of the Trust.  The Board reviews its structure and the structure of its committees annually.  The Board has determined that the structure of the Independent Chairman, the composition of the Board, and the function and composition of its various committees are appropriate means to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management
As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel.  Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways.  For example, the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function.  The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed.  The Board also receives reports from the Advisor as to investment risks of the Fund. In addition to these reports, from time to time the Board receives reports from the Administrator and the Advisor as to enterprise risk management.

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Information about Each Trustee’s Qualification, Experience, Attributes or Skills
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has served on the Board for a number of years. They have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust. They have demonstrated a commitment to discharging their oversight duties as trustees in the interests of shareholders.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and individual Trustees is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Trustee and his/her Trustee Attributes.  The information is not all-inclusive.  Many Trustee Attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, and commitment to shareholder interests.

Ms. Berry’s Trustee Attributes include her substantial mutual fund experience, including her role as Chairman-elect of the Independent Directors Council and a member of the Board of Governors of the Investment Company Institute. She has executive experience as the President of Talon Industries, Inc. (a consulting company) and through her former positions as the Executive Vice President and Chief Operating Officer of Integrated Asset Management (an investment advisor and manager) and as the President of Value Line, Inc. (an investment advisory and financial publishing firm).  Ms. Berry also has board experience with another investment management company.  Ms. Berry has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Ms. Berry’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Cook’s Trustee Attributes include his investment and executive experience through his investment consulting business and former Chief Executive Officer of Rockefeller Trust Company (an investment manager and financial advisor). He has substantial board experience, serving on the board of several foundations.  Mr. Cook has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Cook’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Froebel’s Trustee Attributes include his significant systems and operations experience. He was a Director of Scudder, Stevens & Clark (with responsibility for its systems department) and founder and President of Systems Dynamics Corp. (“SDC”) and later Vice President of Bradford Computer & Systems after its acquisition of SDC, (providing record keeping and reporting for investment advisors and mutual funds). He also served as Vice President of Automatic Data Processing (automated services to the brokerage and investment advisory industry) and was the former President and founder of National Investor Data Services, Inc. (a software and computer vendor to the mutual fund industry with fund accounting and transfer agent systems).  Mr. Froebel has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Froebel’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Paggioli’s Trustee Attributes include his substantial mutual fund and investment advisory experience. Mr. Paggioli is an independent consultant on investment company and investment advisory matters. He has held a number of senior positions with mutual fund and investment advisory organizations and related businesses, including Executive Vice President, Director and Principal of the Wadsworth Group (fund administration, distribution transfer agency and accounting services). He serves on the boards of several investment management companies and advisory firms. He has served on various industry association and self-regulatory committees and formerly worked on the staff of the Securities and Exchange Commission.  Mr. Paggioli has been determined to qualify as an Audit Committee financial expert for the Trust.  The Board believes Mr. Paggioli’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Falkeis’ Trustee Attributes include his substantial mutual fund experience and his experience with financial, accounting, investment and regulatory matters through his position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, a full service provider to mutual funds and alternative investment products.  In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis and actual distribution of those funds.  Mr. Falkeis sits on the Board of Quasar Distributors, a third-party mutual fund principal underwriter and affiliate of U.S. Bancorp Fund Services, LLC.  The Board believes Mr. Falkeis’ experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Trust Committees

The Trust has four standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary.  The Nominating Committee will consider nominees nominated by shareholders.  Recommendations by shareholders should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws.  In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to, and received by, the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees.  The Audit Committee typically meets on a quarterly basis with respect to each series of the Trust and may meet more frequently.  The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit and any matters bearing on the audit or a fund’s financial statements and to ensure the integrity of a fund’s pricing and financial reporting.

The function of the QLCC is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust.

The Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer.  The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board.  The Valuation Committee meets as needed.

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Trustee Ownership of Fund Shares and Other Interests

No Trustee owned shares of the Fund as of the calendar year ended December 31, 2011, which is prior to the inception date of the Fund.  However, the following table shows the amount of shares in the Fund and the amount of shares in other portfolios of the Trust owned by the Trustees as of the calendar year ended December 31, 2011.

Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Fund Shares in the Trust
Independent Trustees
Dorothy A. Berry	None	$10,001-$50,000
Wallace L. Cook	None	Over $100,000
Carl A. Froebel	None	$10,001-$50,000
Steven J. Paggioli	None	$50,001-$100,000
Interested Trustee
Eric W. Falkeis	None	None

Furthermore, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates. Accordingly, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the Fund’s principal underwriter or any of its affiliates.

Compensation

Independent Trustees each receive an annual retainer of $50,000 allocated among each of the various portfolios comprising the Trust. The Chairman of the Board receives an additional annual retainer of $12,000 also allocated among each of the various portfolios comprising the Trust.  Independent Trustees receive additional fees from applicable portfolios for any special meetings at rates assessed by the Trustees depending on the length of the meeting and whether in-person attendance is required.  Independent Trustees are also reimbursed for expenses in connection with each Board meeting attended, which reimbursement is allocated among applicable portfolios of the Trust.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.  Set forth below is the estimated rate of compensation to be received by the following Trustees from the Fund for the fiscal period ending October 31, 2012:

Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Dorothy A. Berry, Trustee	$172	None	None	$172
Wallace L. Cook, Trustee	$140	None	None	$140

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Name of Person/Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(1) Paid to Trustees
Carl A. Froebel, Trustee	$140	None	None	$140
Steve J. Paggioli, Trustee	$140	None	None	$140
Eric W. Falkeis, Trustee(2)	None	None	None	None
(1)
There are currently numerous unaffiliated portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund.  For the fiscal year ending October 31, 2012, Trustees’ fees and expenses in the amount of $212,000 are anticipated to be incurred by the Trust.

(2)	The Interested Trustee does not receive compensation from the Trust for his service as Trustee.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

           A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor.  As of June 26, 2012, the following shareholders were considered to be either a control person or principal shareholder of the Fund:

Retail Class:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	31.92%	Record
National Financial Services, LLC 200 Liberty St. One World Financial Center New York, NY 10281	11.29%	Record
TD Ameritrade Inc. P.O. Box 2226 Omaha, NE 68103	5.25%	Record

Institutional Class:

Name and Address	% Ownership	Type of Ownership
Commercial Properties P.O. Box 1012 Salem, OR 97308	53.33%	Record

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Name and Address	% Ownership	Type of Ownership
ICMA Retirement Corporation 777 North Capital Street NE Washington, DC 20002	18.39%	Record

As of June 26, 2012, the officers and trustees of the Trust as a group did not own any shares of the Fund.

PORTFOLIO TURNOVER

           Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  The Fund’s portfolio turnover rate is a measure of the Fund’s portfolio activity, and is calculated by dividing the lesser of purchases or sales of securities by the average value of the portfolio securities held during the period.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

           The following table sets forth the Predecessor Fund’s turnover rate for the periods indicated:

Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2011
18.29%	34.33%

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.  In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.  The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided.  The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.  For example, the Advisor has oral and written soft dollar agreements with broker-dealers to provide research services such as Bloomberg, a software program that is used by the Advisor’s trading department to research and determine which broker-dealers have been active in a particular issue or have posted indication of interest in purchasing or selling a security.  The Advisor also receives numerous research reports and news services, including Baseline Financial Services’ research software and Bloomberg trading and research terminals, which are news, research and trading software products that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings.  Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

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The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts.  Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.  Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received.  It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

The following table describes the brokerage transactions directed to brokers by the Predecessor Fund during the fiscal year ended October 31, 2011, due to research services provided to the Advisor.

Amount of Transactions	Brokerage Commissions
$85,898,981	$74,769

Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price).  Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker.  Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table describes the brokerage commissions paid by the Predecessor Fund for the periods indicated.

Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2011
$86,246	$39,754	$74,769

The Trust, the Advisor and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) under Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund.  You may obtain copies of the Codes from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 551-3998.  You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust, on behalf of the Fund, has adopted a portfolio holdings disclosure policy that governs the timing and circumstances of disclosure of portfolio holdings of the Fund.  The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Advisor’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the portfolio holdings policies and the Advisor’s Policy (the “Disclosure Policies”).  The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies and the actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, distributor or any other affiliated person of the Fund.  After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund.  Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

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The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies.  The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each period covered by the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.  The Fund discloses its quarterly top ten portfolio holdings on its website at www.beckervaluefunds.com within 15 business days after the quarter-end.  The quarter-end portfolio holdings for the Fund will remain posted on the website until the following quarter-end portfolio holdings are posted.  Portfolio holdings information posted on the Fund’s website may be separately provided to any person, commencing on the day after it is first published on the Fund’s website.  In addition, the Fund may provide its complete portfolio holdings at the same time that it is filed with the SEC.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made.  Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information:  the fund administrator, fund accountant, custodian, transfer agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities.  Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, including mutual fund ratings or statistical agencies, in accordance with the Disclosure Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

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There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

From time to time, the Advisor may make additional disclosure of the Fund’s portfolio holdings on the Fund’s website.  Shareholders can access the Fund’s website at www.beckervaluefunds.com for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Advisor, subject to the Board’s continuing oversight.  The Proxy Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Proxy Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Policies and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest.

The Advisor has adopted the Institutional Shareholder Services, Inc. (“ISS”) Proxy Voting Guidelines Summary.  The ISS guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues, and outline the factors that the Advisor should consider in determining whether a proposal deserves support.  For example, the ISS guidelines provide that the Advisor should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders.  In uncontested director elections, the ISS guidelines direct the Advisor to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management.  Under the Advisor’s proxy voting policy, the Advisor’s Investment Committee may vote proxies in a manner that does not conform to the ISS guidelines, provided that the vote is reviewed and approved by the Advisor’s Chief Executive Officer.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 551-3998 to request a copy from the Fund’s Chief Compliance Officer, or by writing to U.S Bancorp Fund Services, LLC, the Fund’s transfer agent, at:  U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  A copy of the policies will be mailed to you within three days of your request.  You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov.  The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 are filed by the Fund with the SEC on Form N-PX.  The Fund’s proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

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DETERMINATION OF NET ASSET VALUE

The net asset value of each class of shares of the Fund is determined at the close of trading (normally, 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value.  The Trust is open for business on every day on which the New York Stock Exchange is open for trading.  The NYSE is closed on Saturdays, Sundays and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For a description of the methods used to determine the net asset value (share price) see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees.  The Board of Trustees annually approves the pricing services used by the fund accounting agent.  The fund accounting agent maintains a pricing review committee which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise.  Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities.  If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

The Fund’s net asset value per share is computed  by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash.  However, if the amount being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to an election under Rule 18f-1 of the 1940 Act filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash.  In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

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CUSTODIAN

           U.S. Bank National Association is the Custodian for the Fund and safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin 53212.  The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund.  USBFS, U.S. Bank National Association, and the Fund’s principal underwriter are affiliated entities under the common control of U.S. Bancorp.  The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest.

FUND SERVICES

Until August 2012, Huntington Asset Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acted as the Predecessor Fund’s transfer agent, fund accountant and administrator.  Huntington received a monthly fee from the Predecessor Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Huntington provided the Predecessor Fund with fund accounting services.  For its services as fund accountant, Huntington received a monthly fee from the Predecessor Fund equal to an annual rate of 0.050% of the Predecessor Fund’s average daily net assets up to $50 million, 0.040% of the Predecessor Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Predecessor Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Predecessor Fund’s average daily net assets over $150 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets up to $50 million).

Huntington also provided the Predecessor Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  Huntington received a monthly fee from the Predecessor Fund equal to an annual rate of 0.100% of the Predecessor Fund’s average daily net assets under $50 million, 0.070% of the Predecessor Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Predecessor Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Predecessor Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month).  Huntington also received a compliance program services fee of $800 per month from the Predecessor Fund.

The following table describes the fees paid to Huntington by the Predecessor Fund for fund accounting, administrative and transfer agency services provided to the Fund for the periods indicated:

	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2010	Fiscal Year Ended October 31, 2011
Fund Accounting Fees	$30,890	$43,454	$50,555
Administrative Fees	$61,756	$85,609	$138,424
Transfer Agency Fees	$38,650	$41,783	$39,039

As of August 2012, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as administrator to the Fund pursuant to an administration agreement (the “Administration Agreement”).  USBFS provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund’s with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund’s, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties.  In this capacity, USBFS does not have any responsibility or authority for the management of the Fund’s, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

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Pursuant to the Administration Agreement, USBFS will receive a portion of fees from the Fund’s as part of a bundled-fees agreement for services performed as Administrator, fund accountant and transfer agent.  Additionally, USBFS provides Chief Compliance Officer services to the Trust under a separate agreement.  The cost for the Chief Compliance Officer services is allocated to the Fund by the Board of Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND LEGAL COUNSEL

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145 served as the independent registered public accounting firm for the Predecessor Fund for the fiscal year ended October 31, 2011.  Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund.

Paul Hastings LLP, 75 East 55th Street, New York, New York 10022, serves as legal counsel to the Trust.

DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (“Quasar”), serves as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  Pursuant to a distribution agreement between the Fund and Quasar (the “Distribution Agreement”), Quasar acts as the Fund’s principal underwriter and distributor and provides certain administration services and promotes and arranges for the sale of the Fund’s shares.  Quasar is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement between the Fund and Quasar has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Independent Trustees.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by Quasar on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan with respect to Retail Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Advisor to compensate financial intermediaries who provide administrative services to the Retail Class shareholders.  Financial intermediaries eligible to receive payments under the Shareholder Services Plan include mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans and/or trust companies that provide administrative and shareholder account services to Retail Class shareholders.  The Plan requires that the Fund, its distributor and/or the Advisor enter into a written agreement with a financial intermediary describing the administrative services to be provided to the Fund’s Retail Class shareholders before the Advisor can compensate the financial intermediary pursuant to the Shareholder Services Plan.

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For purposes of the Shareholder Services Plan, administrative services include, but are not limited to (a) processing and issuing confirmations concerning orders to purchase, redeem and exchange Retail Class shares; (b) receiving and transmitting funds representing the purchase price or redemption proceeds of Retail Class shares; (c) forwarding shareholder communications such as prospectus updates, proxies and shareholder reports; (d) acting, or arranging for another party to act, as recordholder and nominee of all Retail Class shares beneficially owned by the intermediary’s customers; (e) providing sub-accounting with respect to Retail Class shares of the Fund beneficially owned by the intermediary’s customers or the information necessary for sub-accounting, including establishing and maintaining individual accounts and records with respect to Retail Class shares owned by each customer; (f) providing periodic statements to each customer showing account balances and transactions during the relevant period; (g) processing dividend payments; (h) receiving, tabulating and transmitting proxies; (i) providing the necessary computer hardware and software which links the intermediary’s systems to the Fund’s account management system; (k) providing software that aggregates the customer’s orders and establishes an order to purchase or redeem shares of the Fund based on established target levels for the customer’s demand deposit accounts; (l) providing periodic statements showing a customer’s account balances and, to the extent practicable, integrating such information with other customer transactions otherwise effected through or with the financial intermediary; and/or (m) furnishing (either separately or on an integrated basis with other reports sent to a customer by the intermediary) monthly and year-end statements and confirmations of purchases, and redemptions.

DISTRIBUTIONS AND TAX INFORMATION

Distributions.
Dividends of net investment income and distributions of net capital gains from the sale of securities are generally made annually, as described in the Prospectus.  Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year.  Any net capital gains realized through the period ended October 31 of each year will also typically be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution.  In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions that relate to the previous year.

A dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Tax Information.
Each series of the Trust is treated as a separate entity for federal income tax purposes.  The Fund intends to elect to qualify and to continue to qualify annually as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions.  The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements applicable to regulated investment companies under the Code, so that the Fund will not  be subject to any federal income or excise taxes.  However, the Fund can give no assurances that its distributions will be sufficient to eliminate all taxes.  In order to avoid a nondeductible excise tax, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (1) at least 98% of its ordinary income for such year, (2) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on November 31 during such year and (3) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax.  If the Fund fails to qualify as a regulated investment company under the Code, it will be taxed as a corporation.

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In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership.  The Fund must also satisfy the following two asset diversification tests.  At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that the Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.  The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of the Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of the Fund’s net tax-exempt interest, if any.

The Fund’s ordinary income generally consists of interest and dividend income, less expenses.  Net realized capital gains for a fiscal period are computed by taking into account any capital loss carry forward of the Fund.

As of October 31, 2011, the Predecessor Fund had unused capital loss carryforwards of $2,731,240 available for federal tax purposes, which expire October 31, 2017.  Capital losses, if any, incurred by the Predecessor Fund in taxable years of the Fund beginning on or after November 1, 2011, will have an indefinite carryover period pursuant to the provisions of the Regulated Investment Company Modernization Act of 2010.

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income.  For individual shareholders, a portion of the distributions paid by the Fund may be qualified dividends currently eligible for taxation at long-term capital gain rates to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met.  In the case of corporate shareholders, a portion of the distributions may qualify for the inter-corporate dividends-received deduction to the extent the Fund reports the amount distributed as a qualifying dividend and certain holding period requirements are met.  The aggregate amount so reported to either individual or corporate shareholders cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year.  In view of the Fund’s investment policy, it is expected that dividends from domestic corporations will be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for treatment as qualified dividend income by individual shareholders, or for the dividends-received deduction for corporate shareholders.  However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and therefore cannot be predicted with any certainty.  The deduction may be reduced or eliminated if the Fund shares held by an individual investor are held for less than 61 days, or Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

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The Fund may be subject to foreign taxes and withholding on dividends and interest earned with respect to securities of foreign corporations.  Based on the principal investment strategies of the Fund, it is not expected that the Fund will be eligible to pass through to shareholders any credits or deductions with respect to such foreign taxes.

Redemption of Fund shares may result in recognition of a taxable gain or loss.  Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long term capital loss to the extent of any amounts treated as distributions of long term capital gains during such six month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of a Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

Under the Code, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of ordinary income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax (currently at a rate of 28%) in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided.  The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income.

In addition, the foregoing discussion of tax law is based on existing provisions of the Code, existing and proposed regulations thereunder, and current administrative rulings and court decisions, all of which are subject to change.  Any such changes could affect the validity of this discussion.  The discussion also represents only a general summary of tax law and practice currently applicable to the Fund and certain shareholders therein, and, as such, is subject to change.  In particular, the consequences of an investment in shares of the Fund under the laws of any state, local or foreign taxing jurisdictions are not discussed herein.  Each prospective investor should consult his or her own tax advisor to determine the application of the tax law and practice in his or her own particular circumstances.

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The advice herein was prepared for the Fund.  Any person reviewing this discussion should seek advice based on such person’s particular circumstances from an independent tax advisor.

MARKETING AND SUPPORT PAYMENTS

The Advisor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund.  The Advisor does not currently intend to make such payments, but reserves the right to initiate payments in the future without notice to shareholders.  These payments may be divided into categories as follows:

Support Payments.
Payments may be made by the Advisor to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

Entertainment, Conferences and Events.
The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

The prospect of receiving, or the receipt of additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

As of the date of this SAI, the Advisor does not have agreements with any firms to pay such Support Payments.  Future Support Payments may be structured in three ways:  (1) as a percentage of net sales; (2) as a percentage of net assets; and/or (3) a flat fee.

FINANCIAL STATEMENTS

            The financial statements and the report of the Independent Registered Public Accounting Firm, required to be included in the Statement of Additional Information are incorporated herein by reference to the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2011.  The Semi-Annual Report to Shareholders of the Predecessor Fund for the period ended April 30, 2012 is incorporated by reference to Unified Series Trust's Form N-CSR that was previously filed with the SEC on July 6, 2012.  You can obtain a copy of the Annual Report or Semi-Annual Report without charge on the Fund’s website at www.beckervaluefunds.com, upon written request, or request by telephone.  Upon consummation of the Reorganization, the New Fund will not sell shares to the public until it adopts the financial statements of the Existing Fund.

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